UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22652

First Trust Variable Insurance Trust
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust Variable Insurance Trust
Annual Report
For the Period Ended
December 31, 2023

Table of Contents
First Trust Variable Insurance Trust
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”), Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), and/or Vest Financial LLC (“Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Variable Insurance Trust (the “Trust”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any series (individually called a “Fund” and collectively the “Funds”) of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance.
By reading the portfolio commentary by the portfolio management team(s) of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Variable Insurance Trust
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2023. Please note that the First Trust Growth Strength Portfolio was incepted on May 16, 2023 and the First Trust Capital Strength Hedged Equity Portfolio was incepted on August 14, 2023, so information contained in this letter and the report prior to each such Fund’s respective inception date will not apply to those Funds.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Portfolio Commentary and Performance Summary
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
Todd Larson, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
Eric Maisel, Senior Vice President of First Trust
Scott Skowronski, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016, Eric Maisel, who has served as a member of the portfolio management team since 2019, and Scott Skowronski who has served as a member of the portfolio management team since 2022.
First Trust/Dow Jones Dividend & Income Allocation Portfolio
For the year ended December 31, 2023, the Fund’s Class I Shares returned 10.51% versus 25.96% for the Russell 3000® Index, and 17.03% for the Blended Benchmark (50% Russell 3000® Index and 50% Bloomberg U.S. Corporate Investment-Grade Index), and 8.52% for the Bloomberg U.S. Corporate Investment-Grade Index. As of December 31, 2023, the total investments for the Fund were allocated as follows: Equities, 46.4% and Fixed Income, 54.6%.
Equities Commentary
For the 12-month period ended December 31, 2023, U.S. equities outperformed expectations as the Russell 3000® Index (the “Index”) returned 25.96% after posting a 19.21% loss in the previous year. Investor sentiment for equities was negative at the start of 2023 as inflation dominated headlines in 2022 and the Federal Reserve (the “Fed”) aggressively fought it by raising interest rates seven times during the year. Higher rates led many to expect growth and technology names to be negatively affected by the rate environment in 2023. However, equities trended higher as the Index posted gains in three of the four quarters. While fear of contagion spread early in the year as the Banking sector felt pain from the failures of Silicon Valley Bank and Signature Bank which weighed on sentiment towards the Financials industry, equities were boosted by strength in the Technology industry, specifically semiconductors. Artificial Intelligence headlines generated excitement, which helped mega-cap chip maker NVIDIA Corp. push higher through the euphoria. The company’s strong sales forecasts gave the stock momentum, helping propel them into an elite group of companies worth over $1 trillion which include Apple, Inc., Microsoft Corp., Alphabet, Inc., and Amazon.com, Inc. Easing inflation and hopes that the Fed was nearing the end of its interest rate hikes provided a boost to macroeconomic sentiment during the second quarter of 2023, extending the rise in equities as traditional growth industries led the quarter, while value industries lagged the trend. The Energy industry showed strength in the third quarter with most other industries posting negative returns, including mega-cap technology names Apple, Inc. (-11.61%) and Microsoft Corp. (-7.08%), creating the only losing quarter for the Index in 2023 as markets began to feel the effects of higher rates. The Index gained 12.39% during the first three quarters of 2023 and posted another 12.07% in the last quarter as Fed comments increased investors’ expectations that the rate hikes were done, and it would potentially need to cut rates later in 2024. Weekly U.S. initial jobless claims averaged about 225,000 throughout 2023 while unemployment ticked up from 3.5% to 3.7% over the course of the year. The Technology industry (Russell 3000 Technology Index +65.82%) showed the strongest performance in 2023, far ahead of the next two strongest industries, the Consumer Discretionary (Russell 3000 Consumer Discretionary Index +36.18%) and Industrials (Russell 3000 Industrials Index +20.95%). The Energy industry (Russell 3000 Energy Index -1.51%) along with other value leaning Consumer Staples (Russell 3000 Consumer Staples Index -2.14%) and Utilities (Russell 3000 Utilities Index -7.72%) industries posted the only negative returns for the year. Growth (Russell 3000 Growth Index +41.21%) outperformed value (Russell 3000 Value Index +11.66%) stocks by a large margin.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)
Factors struggled in 2023 as a narrow, mega-cap driven rally proved to be a headwind to portfolio performance. A portfolio factor attribution revealed that small size and value provided the largest contribution to return. We expect size and value to remain the largest factor loadings heading into 2024.
The equity portion of the Fund has a quarterly rebalance in early January, April, July, and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in the Financials and Industrials industries, while the Technology, Health Care, and Energy industries were underweight.
The Health Care, Energy, and Utilities industries had a positive total attribution effect (allocation effect combined with selection effect), while Technology, Financials, Consumer Discretionary, and Industrials had a negative effect. The Health Care, Energy, and Utilities industries had a positive allocation effect while the Technology, Financials, and Industrials industries had a negative effect. The Basic Materials industry had a positive selection effect while the Consumer Discretionary, Technology, and Financials industries had a negative effect. The equity portion of the Fund was hindered by both a negative allocation effect and negative selection effect.
The Technology industry was the largest overall detractor from relative performance. The equity portion of the Fund was underweight the best performing industry in the Blended Benchmark, which led to a large negative allocation effect. Further, the portfolio had a negative selection effect. Technology positions in the Fund included Microsoft Corp., Cognizant Technology Solutions Corp., Skyworks Solutions, Inc., Amphenol Corp., and Texas Instruments, Inc. The Financials, Consumer Discretionary, and Industrials industries also contributed to negative relative performance. Some of the Fund’s holdings included Financials names BlackRock, Inc., CME Group, Inc., Aflac, Inc., Consumer Discretionary names Dollar General Corp., Lennar Corp., Tractor Supply Co., and Industrials names Visa, Inc., Accenture PLC, and Deere & Co.
The Health Care industry was the largest contributor to relative performance. The equity portion of the Fund was underweight the underperforming industry in the Blended Benchmark, which led to a positive allocation effect. Further, the portfolio had a positive selection effect. Health Care positions in the Fund included Zoetis, Inc., Chemed Corp., UnitedHealth Group, Inc., Humana, Inc., and Abbott Laboratories. The Energy and Utilities industries also contributed to positive relative performance. Some of the Fund’s holdings included Energy names EOG Resources, Inc., Pioneer Natural Resources Co., Coterra Energy Inc., and Utilities name National Fuel Gas Co.
The Fund’s top five contributors to performance were Boise Cascade Co., Watsco, Inc., Owens Corning, Microsoft Corp., and Mueller Industries, Inc. The top five detractors from performance were FMC Corp., Dollar General Corp., Advance Auto Parts, Inc., CVB Financial Corp., and Eagle Bancorp, Inc.
Heading into 2024, the U.S. economy shows strength and resilience, but equity returns are likely to be choppy or muted as some softening has occurred because of the Federal Reserve’s (the “Fed”) interest rate hikes combatting inflation, in our opinion. Historically, value and dividend yielding stocks tend to hold up well during a higher volatility equity market. The equity portion of the portfolio currently has factor exposure to both value and dividend yielding names which could offer both downside protection and upside participation.
Fixed Income Commentary
Coming into 2023, markets were worried about the U.S. entering a period of stagflation. These fears initially appeared to be borne out as growth disappointed and inflation remained stubbornly above the Fed’s 2.0% inflation target. As the year progressed, however, growth accelerated while inflation slowed. Such a result was unexpected since many had believed that a material slowdown in inflation would require a period of weak economic growth. As a result of this outcome, the Fed’s July 2023 interest rate hike proved to be its last for the year. In fact, the Federal Open Market Committee’s December Summary of Economic Projection (the “dots”) suggested that not only is the Fed done hiking for this cycle, but also that members anticipate three rate cuts in 2024. Whether this trend of inflation slowing despite strong economic growth can continue will be instrumental in determining how financial markets perform next year, in our view.
For the 12-month period ended December 31, 2023, corporate bonds outperformed Treasuries by 455 basis points (“bps”). As measured by the Bloomberg U.S. Corporate Investment-Grade Index, spreads tightened by -31 bps to 99 bps at year end. Driven by the combination of yield, credit spread tightening, and a pronounced rally in interest rates late in the fourth quarter of 2023, investment-grade corporate bonds had a positive 8.52% total return for the period. The yield on the 10-Year U.S. Treasury began 2023 at 3.88% before reaching the low for the year at 3.29% on April 5, then climbed to its high of 4.99% on October 19 – and then, incredibly, rallied all the way back to unchanged to end the year.
The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)
and revenue growth rates. This process resulted in the largest overweight positions in the Electric Utilities, Banking, and Insurance sectors, while Consumer Cyclical, Technology, and REITs were the largest underweights.
For the reporting period, the total return for the bond portion of the Fund underperformed the Bloomberg U.S. Corporate Investment-Grade Index by 16 bps. Yield curve changes detracted from relative performance as the inverted yield curve and elevated interest rate volatility complicated timing of the extension trade. The portfolio maintained a duration underweight for a portion of the year, partially via hedging interest rate exposure with U.S. Treasury futures contracts. Asset allocation detracted from relative performance as the portfolio was hurt by its defensive positioning and allocation to U.S. Treasuries, but security selection added to relative performance across each of the three broad sectors of Industrials, Utilities, and Financial institutions.
Among the 18 fixed-income industry groups, allocations to Consumer Cyclical, Communications, and Brokerage Asset Managers added the most to relative returns. Allocations to Banking, Electric Utilities, and Basic Industry, by contrast, reduced relative returns. Security selection in Technology, Electric Utilities, and Banking had the greatest positive impacts, while credit selection within Communications, Basic Industry, and Other Utility reduced relative returns.
As we begin 2024, our market framework centers on the Fed beginning to normalize monetary policy, though likely not as soon and at as rapid a pace as the market is projecting, in our view. Moreover, we see a heightened risk of growth and corporate profitability declining over the course of 2024. We therefore expect market volatility to continue as investors attempt to gauge the ultimate Federal Funds target rate as well as the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while positioning in more defensive sectors with lower cyclicality. Accordingly, our focus for the portfolio will be on our process and on issuers and sectors with credit profiles well suited to weather the expected upcoming challenges.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/1/12) to 12/31/23
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	10.51%	7.23%	6.53%	7.06%
Index Performance
Blended Benchmark(1)	17.03%	9.01%	7.36%	7.99%
Bloomberg U.S. Corporate Investment-Grade Index(2)	8.52%	2.63%	2.95%	2.93%
Russell 3000® Index(3)	25.96%	15.16%	11.48%	12.83%
Secondary Blended Benchmark(4)	17.65%	9.11%	7.39%	8.03%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	9.63%	2.91%	3.08%	3.09%
Dow Jones U.S. Total Stock Market IndexSM(6)	26.06%	15.05%	11.40%	12.74%

Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (5/1/14) to 12/31/23
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	10.84%	7.50%	6.79%
Index Performance
Blended Benchmark(1)	17.03%	9.01%	7.26%
Bloomberg U.S. Corporate Investment-Grade Index(2)	8.52%	2.63%	2.59%
Russell 3000® Index(3)	25.96%	15.16%	11.65%
Secondary Blended Benchmark(4)	17.65%	9.11%	7.30%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	9.63%	2.91%	2.75%
Dow Jones U.S. Total Stock Market IndexSM(6)	26.06%	15.05%	11.57%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The Blended Benchmark returns are a 50/50 split between the Russell 3000® Index and the Bloomberg U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)
Bloomberg U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. This index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(3)
The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)
The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market IndexSM and the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.
(5)
The Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).
(6)
The Dow Jones U.S. Total Stock Market IndexSM measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Credit Quality(7)	% of Total Fixed-Income Investments
AAA	8.8%
AA+	0.8
AA	2.6
AA-	12.6
A+	10.6
A	14.7
A-	13.4
BBB+	16.9
BBB	13.4
BBB-	6.2
Total	100.0%

Top Equity Holdings	% of Total Investments
DR Horton, Inc.	0.4%
PulteGroup, Inc.	0.4
Toll Brothers, Inc.	0.4
East West Bancorp, Inc.	0.4
Dick’s Sporting Goods, Inc.	0.4
Bank OZK	0.4
Lennar Corp., Class A	0.4
Popular, Inc.	0.4
Williams-Sonoma, Inc.	0.4
Dollar General Corp.	0.4
Total	4.0%

Top Fixed-Income Holdings by Issuer	% of Total Investments
U.S. Treasury	4.7%
Bank of America Corp.	3.3
Morgan Stanley	3.0
JPMorgan Chase & Co.	2.2
Pfizer, Inc.	2.1
Goldman Sachs Group (The), Inc.	2.1
Duke Energy Corp.	1.9
Amgen, Inc.	1.8
Oracle Corp.	1.7
RTX Corp.	1.6
Total	24.4%

Sector Allocation	% of Total Investments
Common Stocks
Financials	15.3%
Industrials	13.7
Consumer Discretionary	4.7
Consumer Staples	3.5
Health Care	3.1
Information Technology	2.0
Materials	1.3
Communication Services	1.0
Energy	0.9
Utilities	0.6
Real Estate	0.3
Total Common Stocks	46.4%
Corporate Bonds and Notes
Financials	14.5
Health Care	9.1
Utilities	6.4
Communication Services	4.9
Industrials	4.4
Information Technology	2.4
Energy	2.3
Consumer Staples	0.8
Consumer Discretionary	0.4
Real Estate	0.1
Total Corporate Bonds and Notes	45.3%
U.S. Government Bonds and Notes	4.7%
Foreign Corporate Bonds and Notes
Health Care	2.3
Financials	1.0
Materials	0.1
Industrials	0.1
Energy	0.1
Total Foreign Corporate Bonds and Notes	3.6%
Total	100.0%

(7)The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund’s fixed income investments, as well as a portion of the Fund’s equity investments.
Sub-Advisors
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.
Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in publicly traded, energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure and real estate investment trusts (“REITs”).
Portfolio Management Team
First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
William Housey, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
Todd Larson, Senior Vice President of First Trust
James Snyder, Senior Vice President of First Trust
Jeremiah Charles, Senior Vice President of First Trust
Stonebridge
Scott Fleming, Portfolio Manager, President and Chief Investment Officer of Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge
EIP
James J. Murchie, Co-Portfolio Manager, Co-Founder, Principal and CEO of EIP
Eva Pao, Co-Portfolio Manager, Co-Founder, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP
First Trust Multi Income Allocation Portfolio
For the year ended December 31, 2023, the Fund’s Class I Shares returned 8.94% versus 5.53% for the Bloomberg U.S. Aggregate Bond Index, 13.42% for the Broad Blended Benchmark (60% Bloomberg U.S. Aggregate Bond Index and 40% Russell 3000® Index) and 11.60% for the Asset Class Blended Benchmark (15% Dow Jones U.S. Select Dividend Index; 8% ICE BofA Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofA U.S. High Yield Constrained Index; 15% Morningstar® LSTA® U.S. Leveraged Loan Index; 8% Bloomberg U.S. Corporate Investment Grade Index; 8% ICE BofA U.S. MBS Index; and 8% ICE BofA U.S. Inflation-Linked Treasury Index).
The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), REITs, high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities (“MBS”) and Treasury Inflation Protected Securities (“TIPS”). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2023, the MBS asset class was the highest-weighted asset class, while the TIPS asset class was the lowest-weighted asset class. As of December 31, 2023, the Fund held approximately 2.06% in cash. The dividend-paying stocks and the REITs asset class had the most positive impact on the overall Fund performance for the year, while the TIPS asset class had the largest negative impact on the overall Fund performance.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)
Dividend-paying stocks returned 13.30% (Gross of Fees) for the year ended December 31, 2023 and represented 12.1% of the portfolio as of December 31, 2023. U.S. equities, as measured by the Russell 3000® Index, saw gains in 2023 amounting to 26.0%, much of which came in the fourth quarter, as the market celebrated the Federal Reserve’s (the “Fed”) pause in rate interest hikes. Dividend payers in the Russell 3000® Index underperformed non-payers significantly over the year. On a sector basis, the asset class was devoid of the Automobiles industry and broadline retail industries within the Consumer Discretionary sector; these two industries saw gains over 70% overall. The asset class held relatively more in the Health Care sector versus the Russell 3000® Index, a more defensive sector that trailed pro-cyclical sectors in a market upswing. Within the Information Technology sector, the Semiconductor industry rose over 96% in 2023, and the asset class was underweight semiconductors. The asset class was overweight in the Energy sector which impinged relative performance as oil prices fell over the year. Interactive media giants Alphabet, Inc. and Meta Platforms Inc. were not eligible for the dividend-focused asset class and so the asset class could not take advantage of their outsized gains.
The preferred securities returned 6.33% (Gross of Fees) for the year ended December 31, 2023 and represented 10.0% of the portfolio as of December 31, 2023. In spite of high levels of interest rate volatility, U.S. regional bank failures and the Credit Suisse AT1 writedown, the preferred securities market remained resilient and benefited from attractive valuations and an interest rate rally to end 2023 with strong returns. The Fund achieved positive performance in preferred securities through an increase in portfolio distribution yield, as well as security selection in floating rate securities. The Fund also benefited from security selection and portfolio positioning in the Insurance, Midstream Energy Pipelines and Utilities sectors and participation in the primary market for preferred and hybrid securities.
The energy infrastructure companies and MLPs asset class returned 11.59% (Gross of Fees) for the year ended December 31, 2023 and represented 12.9% of the portfolio as of December 31, 2023. The performance of this asset class outperformed the overall performance of the Fund. Strong performance of the portfolio’s pipeline and midstream infrastructure companies helped drive positive returns. Our view is optimistic regarding the portfolio based on continued earnings growth among the energy infrastructure companies coupled with low valuations relative to the S&P 500® Index based on forward 12-month earnings expectation.
REITs returned 13.17% (Gross of Fees) for the year ended December 31, 2023 and represented 12.7% of the portfolio as of December 31, 2023. Much like 2022, higher interest rates continued to weigh on the overall performance of REITs. The U.S. 10-Year yield reached a peak of 4.99% in October before falling back to 3.88%. REITs put together their best performing quarter to end the year, returning 13.45% and outperforming the broader market as the expectation of rate cuts in 2024 drove the sector higher. For the year, selection effect was positive while allocation effect was negative. Selections within Health Care REITs had the largest positive contribution to return on the Fund. An overweight allocation to Hotel & Resort REITs and an underweight allocation to Diversified REITs were also positive contributors to the Fund’s total return. The largest drag on performance was an underweight allocation to Data Center REITs. An underweight allocation to Timber REITs and selections within Multi-Family Residential REITs were also significant drags on performance. The top performing REITs in the portfolio by contribution to total return were Life Storage, Inc., Welltower, Inc., and Simon Property Group, Inc. The worst performing REITs in the portfolio were Camden Property Trust, Realty Income Corp., and Alexandria Real Estate Equities, Inc.
High-yield bonds returned 13.21% (Gross of Fees) for the year ended December 31, 2023 and represented 9.0% of the portfolio as of December 31, 2023. High-yield bond spreads over U.S. Treasuries entered the year at T+483 bps before tightening to T+339 bps at year-end. For historical context, year-end spreads sat 207 bps below the long-term average of T+546 bps, dating back to December 1997. High-yield bond funds experienced year-to-date net outflows to $7.8 billion. Within the high-yield bond market, BB rated issues (+11.40%) underperformed both B rated issues (+14.03%) and CCC rated issues (+20.58%). The last twelve-month default rate of the JP Morgan High-Yield Bond universe increased from 0.84% to 2.08% over the course of the year. The current default rate remains below the long-term average default rate of 2.99% (March 1999 - December 2023).
Senior loans returned 11.40% (Gross of Fees) for the year ended December 31, 2023 and represented 12.4% of the portfolio as of December 31, 2023. The senior loan market recorded year-to-date net outflows of $17.6 billion throughout the year. Senior loan mutual funds managed $125 billion in assets at the end of the year. Senior loan spreads tightened from S+645 bps at the beginning of the year to S+490 bps at the end of the year. The current spread sits just below the senior loan market’s long-term average spread of S+517, dating back to December 1997. The benchmark rate for senior loan coupons, 3-month Term Secured Overnight Financing Rate, entered the year at 459 bps before increasing to 533 bps at year-end.
Corporate bonds returned 8.72% (Gross of Fees) for the year ended December 31, 2023 and represented 9.1% of the portfolio as of December 31, 2023. Coming into 2023, markets were worried about the U.S. entering a period of stagflation. These fears initially appeared to be borne out as growth disappointed and inflation remained stubbornly above the Fed’s 2.0% inflation target. As the year progressed, however, growth accelerated while inflation slowed. Such a result was unexpected since many had believed that a material slowdown in inflation would require a period of weak economic growth. As a result of this outcome, the Fed’s July rate hike proved to

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)
be its last for the year. In fact, the Federal Open Market Committee’s (“FOMC”) December Summary of Economic Projection suggested that not only is the Fed done hiking for this cycle, but also that members anticipate three rate cuts in 2024. As we begin 2024, our market framework centers on the Fed beginning to normalize monetary policy, though likely not as soon and at as rapid a pace as the market is projecting, in our view. Moreover, we see a heightened risk of growth and corporate profitability declining over the course of 2024. We therefore expect market volatility to continue as investors attempt to gauge the ultimate Federal Funds target rate as well as the likelihood, and timing of, a recession.
The MBS asset class returned 5.67% (Gross of Fees) for the year ended December 31, 2023 and represented 13.0% of the portfolio as of December 31, 2023. This outperformed its benchmark, the ICE BofA US Mortgage Backed Securities Index (the “Benchmark”), by nearly 70 bps, which returned 4.98% for the year. Over the course of the year, the sleeve actively managed its duration and MBS sector weights, which aided the performance of the sleeve as rate volatility remained high throughout the year. Given our outlook on the broader bond markets, we plan to continue to continue to actively manage the Fund versus the Benchmark from duration and asset allocation standpoints.
TIPS returned 3.73% (Gross of Fees) for the year ended December 31, 2023 and represented 8.8% of the portfolio as of December 31, 2023. Inflation started the period at 6.4% year-over-year as measured by the Consumer Price Index (“CPI”) and proceeded to decline steadily, reaching 3.4% in December. The impact of 525 bps of rate hikes by the Fed over the last two years appears to have had the desired effect! For investors in TIPS, the level of inflation compensation in 2023 remained elevated compared to what prevailed over the prior 10- year period even as it declined during the year. Indeed, the outlook for lower inflation was a key catalyst for lower Treasury yields late in the year and one that helped drive portfolio returns. This constructive outlook was affirmed by the Fed at its December FOMC meeting where it signaled a more balanced outlook for rates and inflation. The prospect for lower yields in 2024 with inflation remaining elevated is constructive for the asset class.
Investment Climate
The direction of central bank policy, inflation, and the threat that an economic recession might befall the U.S. economy dominated global headlines throughout much of 2023. In the U.S., the Fed increased the Federal Funds target rate (upper bound) from 4.50% to 5.50% over the first three quarters of the year before pausing in September 2023. As a result, inflation, as measured by the trailing 12-month change in the rate of the CPI, moderated from 6.5% on December 31, 2022 to 3.4% as of December 31, 2023. While the correlation between higher interest rates and declining inflation is welcome news, the metric remains elevated well-above the Fed’s stated goal of 2.0%, fueling continued debate regarding the Fed’s ability to orchestrate a “soft landing” in the U.S. economy.
Many of the broader U.S. equity and fixed income markets we track posted substantial gains in 2023. The S&P 500® Index (the “Index”) posted a total return of 26.29% for the year, according to data from Bloomberg. Nine of the eleven major sectors that comprise the Index posted positive total returns over the period. The Index’s top performing sector was the Information Technology sector, up 57.84%, while the worst performer was the Utilities sector, which fell by 7.08% on a total return basis. The yield on the benchmark 10-Year Treasury Note (“T-Note”) closed trading on December 29, 2023, at 3.88%, unchanged from where it stood on December 30, 2022, according to data from Bloomberg. The 3.88% yield stood 157 bps above its 2.31% average for the 10-year period ended December 29, 2023. Despite ending the year unchanged, the yield on the 10-Year T-Note was quite volatile in 2023, falling to an intra-year low of 3.31% on April 6, peaking at 4.99% on October 19, then retreating again to 3.88% at year-end. Most bond investors likely know that bond prices and yields typically move in opposite directions. Between October 19, 2023 (the peak on the yield of the 10-Year T-Note), and December 31, 2023, the total return of the Bloomberg U.S. Aggregate Bond Index stood at 9.28%, reflecting a decline of 111 bps in the yield of the 10-Year T-Note over the period.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (5/1/14) to 12/31/23
Fund Performance
First Trust Multi Income Allocation Portfolio - Class I	8.94%	6.25%	4.41%
First Trust Multi Income Allocation Portfolio - Class II	9.22%	6.50%	4.65%
Index Performance
Broad Blended Benchmark(1)	13.42%	6.89%	5.77%
Bloomberg U.S. Aggregate Bond Index(2)	5.53%	1.10%	1.57%
Russell 3000® Index(3)	25.96%	15.16%	11.65%
Asset Class Blended Benchmark(4)	11.60%	7.54%	5.01%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The Broad Blended Benchmark returns are split between the Bloomberg U.S. Aggregate Bond Index (60%) and the Russell 3000® Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)
The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)
The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)
The Asset Class Blended Benchmark is weighted to include nine indexes: Dow Jones U.S. Select Dividend TM Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Constrained Index (8%),  Morningstar® LSTA® U.S. Leveraged Loan Index (15%), Bloomberg U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Asset Class Blended Benchmark for each period shown above.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
First Trust Senior Loan ETF	12.4%
iShares MBS ETF	11.0
First Trust Tactical High Yield ETF	9.0
First Trust Institutional Preferred Securities and Income ETF	7.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.0
First Trust Preferred Securities and Income ETF	2.4
First Trust Limited Duration Investment Grade Corporate ETF	2.3
Enterprise Products Partners, L.P.	1.3
First Trust Intermediate Government Opportunities ETF	1.0
Energy Transfer, L.P.	0.9
Total	54.8%

Sector Allocation	% of Total Investments
Exchange-Traded Funds	52.8%
Common Stocks
Real Estate	12.7
Utilities	5.5
Energy	4.2
Information Technology	3.0
Health Care	2.1
Financials	1.8
Industrials	1.5
Consumer Staples	1.1
Consumer Discretionary	1.0
Materials	0.3
Communication Services	0.1
Total Common Stocks	33.3%
U.S. Government Bonds and Notes	8.9%
Master Limited Partnerships
Energy	3.7
Utilities	0.4
Materials	0.2
Total Master Limited Partnerships	4.3%
U.S. Government Agency Mortgage-Backed Securities	0.7%
Mortgage-Backed Securities	0.0% *
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
Todd Larson, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
Eric R. Maisel, Senior Vice President of First Trust
Scott Skowronski, Senior Vice President of First Trust
First Trust Dorsey Wright Tactical Core Portfolio
For the year ended December 31, 2023, the Fund’s Class I Shares returned 11.28% versus 26.29% for the S&P 500® Index, and 17.67% for the Broad Blended Benchmark: 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index.
The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any investment borrowings) in exchange-traded funds (“ETFs”) that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the “Index”). It is expected that most of the ETFs in which the Fund invests will be advised by First Trust.
The Index is owned and was developed by Dorsey, Wright & Associates (the “Index Provider”). The Index is constructed pursuant to the Index Provider’s proprietary methodology, which considers the performance of four distinct asset classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities; (ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will generally gain exposure to the asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. (“Nasdaq”) to calculate and maintain the Index.
The Index will utilize the Dynamic Asset Level Investing (“DALI”) asset allocation process developed by the Index Provider to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class’s market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional, and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.
Performance Review
The Fund began 2023 with the following allocations to the four asset classes: domestic equity securities (20.1%), international equity securities (10.2%), fixed income securities (20.3%), and cash equivalents (49.4%). During 2023, the following allocation changes were made: in February 2023 the allocation to cash equivalents was decreased to 35% and the allocation to international equity securities was increased to 25%, in June 2023 the allocation to cash equivalents was decreased to 0% and the allocation to domestic equity securities was increased to 55%, in August 2023 the allocation to international equity securities was decreased to 5% and the allocation to domestic equity securities was increased to 75%, and in November 2023 the allocation to domestic equity securities was decreased to 55% and the allocation to international equity securities was increased to 25%. At the end of 2023, the Fund had the following allocations: domestic equity securities (56.3%), international equity securities (23.9%), fixed income securities (18.2%), and cash equivalents (1.6%). The selection impact from the Fund’s equity holdings was negative and the largest detracting holdings were the First Trust Mid Cap Value AlphaDEX® Fund and the First Trust Nasdaq Food & Beverage ETF. The Fund’s largest contributing holdings to performance in 2023 were the First Trust Nasdaq Semiconductor ETF and the First Trust Large Cap Core AlphaDEX® Fund.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (10/30/15) to 12/31/23
Fund Performance
First Trust Dorsey Wright Tactical Core Portfolio - Class I	11.28%	7.15%	5.35%
First Trust Dorsey Wright Tactical Core Portfolio - Class II	11.55%	7.29%	5.53%
Index Performance
Broad Blended Benchmark(1)	17.67%	9.98%	8.34%
Bloomberg U.S. Aggregate Bond Index(2)	5.53%	1.10%	1.36%
S&P 500® Index(3)	26.29%	15.69%	12.76%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The Broad Blended Benchmark return is split between the Bloomberg U.S. Aggregate Bond Index (40%) and the S&P 500® Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)
The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)
The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
First Trust Mid Cap Core AlphaDEX® Fund	7.7%
First Trust Large Cap Growth AlphaDEX® Fund	7.4
First Trust Large Cap Core AlphaDEX® Fund	7.3
First Trust Nasdaq Semiconductor ETF	7.2
First Trust NASDAQ-100-Technology Sector Index Fund	7.0
First Trust Consumer Discretionary AlphaDEX® Fund	6.9
First Trust Dow Jones Internet Index Fund	6.9
First Trust Industrials/Producer Durables AlphaDEX® Fund	6.9
First Trust Developed Markets ex-US AlphaDEX® Fund	6.0
First Trust Emerging Markets AlphaDEX® Fund	6.0
Total	69.3%

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
First Trust Capital Strength Portfolio
For the year ended December 31, 2023, the Fund’s Class I Shares returned 7.75% versus 26.29% for the S&P 500® Index (the “Benchmark”).
The Fund seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise The Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2023, the Fund underperformed the Benchmark by nearly 19% as dividend yielding and low volatility holdings selected by the methodology lagged the Benchmark, as these were the two poorest performing factors. The Fund’s low volatility tilt, along with a tilt away from growth stocks, drove much of the Fund’s underperformance along with poor sector allocation. The Fund was significantly underweight the Information Technology sector, including no weight in the two best performing names in the index, NVIDIA Corp. and Meta Platforms, Inc., as this was the best performing sector over the period. The Fund was also significantly overweight the Utilities and Materials sectors, which were two of the poorest performing sectors. Stock selection within the Health Care sector was mixed as the best performing stock in the Fund, Eli Lilly & Co., and the two poorest performing stocks, Pfizer, Inc. and Bristol-Myers Squibb Co., came from this sector.
Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	Inception (5/1/20) to 12/31/23
Fund Performance
First Trust Capital Strength Portfolio - Class I	7.75%	11.63%
First Trust Capital Strength Portfolio - Class II	8.10%	11.92%
Index Performance
S&P 500® Index(1)	26.29%	17.15%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
Gartner, Inc.	2.4%
Moody’s Corp.	2.3
Garmin Ltd.	2.3
Amphenol Corp., Class A	2.3
Ameriprise Financial, Inc.	2.2
Home Depot (The), Inc.	2.2
Ross Stores, Inc.	2.2
TE Connectivity Ltd.	2.2
PACCAR, Inc.	2.2
Costco Wholesale Corp.	2.2
Total	22.5%

Sector Allocation	% of Total Investments
Industrials	23.6%
Health Care	19.2
Consumer Staples	17.8
Financials	14.5
Information Technology	12.9
Consumer Discretionary	8.6
Materials	1.8
Energy	1.6
Total	100.0%

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since the Fund’s inception.
First Trust International Developed Capital Strength Portfolio
For the year ended December 31, 2023, the Fund’s Class I Shares returned 16.90% versus 17.94% for the MSCI World ex USA Index (the “Benchmark”).
The Fund seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized non-U.S. companies in developed markets with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Fund may invest in securities of any market capitalization. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2023, the Fund slightly underperformed the Benchmark by approximately 1.0% as the quality and low volatility holdings selected by the methodology had a mixed effect on performance. Quality was the best performing factor during the year while low volatility was the poorest. The Fund was materially overweight both the Industrials sector and the Information Technology sector, which were the two best performing sectors over the time-period. However, the Fund was also overweight the Consumer Staples sector, which was the poorest performing sector. Strong security selection within the Materials sector, including top performing stock Shin-Etsu Chemical Co., Ltd., helped performance, but poor security selection within the Financials sector was a headwind for performance. An overweight to the country of Japan, including the top performing stock, helped performance, as Japan was one of the better performing countries.

Return Comparison
Average Annual Total Returns
	1 Year Ended 12/31/23	Inception (5/1/20) to 12/31/23
Fund Performance
First Trust International Developed Capital Strength Portfolio - Class I	16.90%	12.27%
First Trust International Developed Capital Strength Portfolio - Class II	17.23%	12.50%
Index Performance
MSCI World ex USA Index(1)	17.94%	11.96%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The MSCI World ex USA Index includes developed markets and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
Shin-Etsu Chemical Co., Ltd.	2.5%
Assa Abloy AB, Class B	2.5
Schneider Electric SE	2.4
ABB Ltd.	2.4
Sandvik AB	2.3
Investor AB, Class B	2.3
Amadeus IT Group S.A.	2.2
Industria de Diseno Textil S.A.	2.2
Kuehne + Nagel International AG	2.2
L’Oreal S.A.	2.2
Total	23.2%

Sector Allocation	% of Total Investments
Industrials	37.8%
Consumer Staples	12.8
Financials	11.9
Health Care	11.0
Information Technology	8.2
Consumer Discretionary	8.2
Materials	4.5
Energy	3.4
Communication Services	2.2
Total	100.0%

Portfolio Commentary and Performance Summary (Continued)
First Trust Growth Strength Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Growth Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
Roger F. Testin, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since May 2023.
First Trust Growth Strength Portfolio
From the Fund’s inception on May 16, 2023 to December 31, 2023, the Fund returned 27.20% versus 17.24% for the S&P 500® Index (the “Benchmark”).
The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts that comprise The Growth Strength IndexSM (the “Index”). The Index seeks to provide exposure to a mix of domestic equities with filters for liquidity, return on equity, long-term debt, revenue, cash on hand and cash flow growth. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
From the Fund’s inception on May 16, 2023 to December 31, 2023, the Fund outperformed the Benchmark by nearly 10.0% as the Fund’s positive exposure to the momentum, quality and small size factors helped performance, as these were three of the best performing factors.  The Fund held an overweight position to the Information Technology sector, which was the best performing sector over the period.  Security selection within this sector also contributed to outperformance as the Fund held overweight positions in both Broadcom, Inc. and Adobe, Inc., which were two of the best performing stocks.  The Fund was also underweight both the Consumer Staples and Utilities sectors, which were two of the poorest performing sectors.

Return Comparison
Cumulative Total Returns
Inception (5/16/23) to 12/31/23
Fund Performance
First Trust Growth Strength Portfolio - Class I	27.20%
Index Performance
S&P 500® Index(1)	17.24%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Growth Strength Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
DR Horton, Inc.	2.6%
DexCom, Inc.	2.5
Lennar Corp., Class A	2.5
Blackstone, Inc.	2.4
Deckers Outdoor Corp.	2.3
Enphase Energy, Inc.	2.3
EPAM Systems, Inc.	2.3
QUALCOMM, Inc.	2.3
Broadcom, Inc.	2.2
Lam Research Corp.	2.2
Total	23.6%

Sector Allocation	% of Total Investments
Information Technology	33.7%
Consumer Discretionary	21.5
Health Care	13.1
Financials	8.1
Energy	8.0
Industrials	8.0
Materials	5.8
Communication Services	1.8
Total	100.0%

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Hedged Equity Portfolio
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Hedged Equity Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Sub-Advisors
Vest Financial LLC (“Vest” or the “Sub-Advisor”) serves as the sub-advisor to the Funds. In this capacity, Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Vest, with principal offices at 8350 Broad St., Suite 240, McLean, VA 22102, was founded in 2012. Vest had approximately $21.7 billion under management or committed to management as of December 31, 2023.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
Karan Sood, Managing Director of Vest
Howard Rubin, Managing Director of Vest
First Trust Capital Strength Hedged Equity Portfolio
From the Fund’s inception date of August 14, 2023 through December 31, 2023, the Fund returned -1.79% versus 6.92% for the S&P 500® Index (the “Benchmark”).
The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks and equity securities of real estate investment trusts that comprise The Capital Strength IndexSM (the “Index”) and by utilizing an “option strategy” consisting of purchasing and writing (selling) U.S. exchange-traded put and call options on the S&P 500® Index or exchange-traded funds that track the S&P 500® Index. The Index is designed to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time.
From the Fund’s inception date of August 14, 2023 through December 31, 2023, the Fund underperformed the Benchmark by roughly 9.3% as the value-oriented holdings selected by the methodology were unable to keep pace with technology growth stocks. The Fund’s low volatility and quality tilts, along with a tilt away from growth stocks, drove much of the Fund’s underperformance. The Fund held underweight positions in the Information Technology sector (10.4% vs. 28.2%) and the Communications Services sector (0.0% vs. 8.8%), missing out on strong Benchmark returns from the likes of Microsoft Corp., Apple, Inc., and NVIDIA Corp. The Fund held its largest weights in the Industrials sector (23.8% vs. 8.4%) and Health Care sector (21.5% vs. 13.0%), which only slightly outperformed the S&P 500® Index during the period. Stock selection was strong within the Consumer Discretionary sector and weak within the Materials sector and was negligible in aggregate.
During the same period, the Fund employed a put spread and short call options strategy to provide portfolio protection and generate income. The Fund’s derivative holdings consisted of a 95% long put, 80% short put, and an out of the money short call utilizing S&P 500® Index options. Both the put option spread and the short call positions are held for three-month periods and reset each quarter with new strike prices. Due to the strong positive Benchmark returns during the fourth quarter of 2023, the Fund was negatively impacted by this options strategy, which is generally expected to benefit the portfolio most during market downturns.

Return Comparison
Cumulative Total Returns
Inception (8/14/23) to 12/31/23
Fund Performance
First Trust Capital Strength Hedged Equity Portfolio - Class I	-1.79%
Index Performance
S&P 500® Index(1)	6.92%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Hedged Equity Portfolio (Continued)
Annual Report
December 31, 2023 (Unaudited)

Top Ten Holdings	% of Total Investments
Gartner, Inc.	2.4%
Moody’s Corp.	2.3
Garmin Ltd.	2.3
Amphenol Corp., Class A	2.3
PACCAR, Inc.	2.3
Costco Wholesale Corp.	2.2
Ameriprise Financial, Inc.	2.2
Home Depot (The), Inc.	2.2
Ross Stores, Inc.	2.2
TE Connectivity Ltd.	2.2
Total	22.6%

Sector Allocation	% of Total Investments
Industrials	23.7%
Health Care	19.1
Consumer Staples	17.8
Financials	14.5
Information Technology	12.9
Consumer Discretionary	8.6
Materials	1.8
Energy	1.6
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	104.2%
Purchased Options	0.0
Written Options	(7.7)
Net Other Assets and Liabilities	3.5
Total	100.0%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of First Trust Dow/Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio, First Trust International Developed Capital Strength Portfolio, First Trust Growth Strength Portfolio, or First Trust Capital Strength Hedged Equity Portfolio (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2023.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023 - 12/31/2023 (a)	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023 - 12/31/2023 (a)	Annualized Expense Ratios (b)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Class I	$1,000.00	$1,072.00	$6.16	$1,000.00	$1,019.26	$6.01	1.18%
Class II	$1,000.00	$1,074.00	$4.86	$1,000.00	$1,020.52	$4.74	0.93%
First Trust Multi Income Allocation Portfolio (c)
Class I	$1,000.00	$1,056.90	$4.30	$1,000.00	$1,021.02	$4.23	0.83%
Class II	$1,000.00	$1,057.30	$3.01	$1,000.00	$1,022.28	$2.96	0.58%
First Trust Dorsey Wright Tactical Core Portfolio (c)
Class I	$1,000.00	$1,069.10	$3.75	$1,000.00	$1,021.58	$3.67	0.72%
Class II	$1,000.00	$1,070.10	$2.45	$1,000.00	$1,022.84	$2.40	0.47%
First Trust Capital Strength Portfolio
Class I	$1,000.00	$1,070.10	$5.74	$1,000.00	$1,019.66	$5.60	1.10%
Class II	$1,000.00	$1,071.50	$4.44	$1,000.00	$1,020.92	$4.33	0.85%
First Trust International Developed Capital Strength Portfolio
Class I	$1,000.00	$1,044.40	$6.18	$1,000.00	$1,019.16	$6.11	1.20%
Class II	$1,000.00	$1,046.00	$4.90	$1,000.00	$1,020.42	$4.84	0.95%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses (Continued)
December 31, 2023 (Unaudited)
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023 - 12/31/2023 (a)	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023 - 12/31/2023 (a)	Annualized Expense Ratios (b)
First Trust Growth Strength Portfolio
Class I	$1,000.00	$1,149.10	$6.50	$1,000.00	$1,019.16	$6.11	1.20%
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 8/14/2023 (d)	Ending Account Value 12/31/2023	Expenses Paid During Period 8/14/2023 (d) - 12/31/2023 (e)	Beginning Account Value 8/14/2023 (d)	Ending Account Value 12/31/2023	Expenses Paid During Period 8/14/2023 (d) - 12/31/2023 (e)	Annualized Expense Ratios (b)
First Trust Capital Strength Hedged Equity Portfolio
Class I	$1,000.00	$982.10	$4.72	$1,000.00	$1,014.28	$4.79	1.25%

(a)
Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1,
2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.
(c)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(d)	Inception date.
(e)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 14, 2023 through December 31, 2023), multiplied by 140/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments
December 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 44.9%
	Aerospace & Defense – 2.7%
$1,000,000	Boeing (The) Co.	5.71%	05/01/40	$1,034,966
1,000,000	Lockheed Martin Corp.	5.10%	11/15/27	1,032,765
2,000,000	Lockheed Martin Corp.	5.25%	01/15/33	2,122,492
1,000,000	Lockheed Martin Corp.	5.70%	11/15/54	1,126,245
1,000,000	Lockheed Martin Corp.	5.90%	11/15/63	1,169,108
500,000	Northrop Grumman Corp.	2.93%	01/15/25	488,811
500,000	Northrop Grumman Corp.	3.25%	01/15/28	478,112
500,000	Northrop Grumman Corp.	4.70%	03/15/33	504,547
750,000	Northrop Grumman Corp.	4.03%	10/15/47	643,273
250,000	Northrop Grumman Corp.	5.25%	05/01/50	257,643
1,000,000	Northrop Grumman Corp.	4.95%	03/15/53	991,738
500,000	RTX Corp.	5.00%	02/27/26	502,199
1,000,000	RTX Corp.	5.75%	11/08/26	1,027,842
1,000,000	RTX Corp.	3.13%	05/04/27	951,326
600,000	RTX Corp.	5.75%	01/15/29	627,553
1,000,000	RTX Corp.	6.00%	03/15/31	1,065,599
1,873,000	RTX Corp.	2.38%	03/15/32	1,561,909
2,500,000	RTX Corp.	5.15%	02/27/33	2,549,020
1,000,000	RTX Corp.	6.10%	03/15/34	1,085,653
1,500,000	RTX Corp.	3.13%	07/01/50	1,057,784
1,000,000	RTX Corp.	2.82%	09/01/51	662,073
2,500,000	RTX Corp.	5.38%	02/27/53	2,542,391
1,000,000	RTX Corp.	6.40%	03/15/54	1,158,510
				24,641,559
	Banks – 7.3%
2,050,000	Bank of America Corp. (a)	1.84%	02/04/25	2,042,168
750,000	Bank of America Corp. (a)	2.02%	02/13/26	720,893
2,500,000	Bank of America Corp. (a)	3.38%	04/02/26	2,432,890
1,000,000	Bank of America Corp. (a)	1.20%	10/24/26	929,295
2,500,000	Bank of America Corp. (a)	5.08%	01/20/27	2,495,534
500,000	Bank of America Corp. (a)	3.56%	04/23/27	481,457
450,000	Bank of America Corp. (a)	2.55%	02/04/28	417,083
475,000	Bank of America Corp. (a)	4.38%	04/27/28	464,493
1,000,000	Bank of America Corp. (a)	4.95%	07/22/28	1,000,317
1,105,000	Bank of America Corp. (a)	5.20%	04/25/29	1,112,544
500,000	Bank of America Corp. (a)	4.27%	07/23/29	483,135
500,000	Bank of America Corp. (a)	3.97%	02/07/30	473,726
500,000	Bank of America Corp. (a)	3.19%	07/23/30	453,781
500,000	Bank of America Corp. (a)	2.88%	10/22/30	444,019
500,000	Bank of America Corp. (a)	1.90%	07/23/31	409,291
1,000,000	Bank of America Corp. (a)	1.92%	10/24/31	812,374
500,000	Bank of America Corp. (a)	2.57%	10/20/32	414,742
750,000	Bank of America Corp. (a)	2.97%	02/04/33	638,420
500,000	Bank of America Corp. (a)	4.57%	04/27/33	476,834
1,000,000	Bank of America Corp. (a)	5.02%	07/22/33	989,683
3,500,000	Bank of America Corp. (a)	5.29%	04/25/34	3,509,934
1,500,000	Bank of America Corp. (a)	2.48%	09/21/36	1,188,835
500,000	Bank of America Corp. (a)	4.08%	04/23/40	437,416
1,000,000	Bank of America Corp. (a)	2.68%	06/19/41	715,549
2,000,000	Bank of America Corp. (a)	3.31%	04/22/42	1,567,648
500,000	Bank of America Corp. (a)	3.95%	01/23/49	420,863
500,000	Bank of America Corp. (a)	2.83%	10/24/51	338,161
2,000,000	Bank of America N.A.	5.65%	08/18/25	2,025,523
2,000,000	Bank of America N.A.	5.53%	08/18/26	2,037,608
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$1,000,000	Citibank N.A.	5.80%	09/29/28	$1,044,776
400,000	Fifth Third Bancorp (a)	6.34%	07/27/29	416,636
2,000,000	JPMorgan Chase & Co. (a)	0.82%	06/01/25	1,957,773
500,000	JPMorgan Chase & Co. (a)	2.60%	02/24/26	484,459
1,000,000	JPMorgan Chase & Co. (a)	4.08%	04/26/26	984,251
500,000	JPMorgan Chase & Co. (a)	1.05%	11/19/26	463,309
500,000	JPMorgan Chase & Co. (a)	1.04%	02/04/27	459,727
500,000	JPMorgan Chase & Co. (a)	1.58%	04/22/27	461,606
1,000,000	JPMorgan Chase & Co. (a)	1.47%	09/22/27	906,414
550,000	JPMorgan Chase & Co. (a)	2.95%	02/24/28	517,702
975,000	JPMorgan Chase & Co. (a)	4.32%	04/26/28	960,953
500,000	JPMorgan Chase & Co. (a)	4.85%	07/25/28	500,388
500,000	JPMorgan Chase & Co. (a)	3.51%	01/23/29	474,138
1,000,000	JPMorgan Chase & Co. (a)	2.07%	06/01/29	887,153
1,000,000	JPMorgan Chase & Co. (a)	5.30%	07/24/29	1,015,298
500,000	JPMorgan Chase & Co. (a)	3.70%	05/06/30	470,863
1,000,000	JPMorgan Chase & Co. (a)	2.58%	04/22/32	846,312
1,000,000	JPMorgan Chase & Co. (a)	2.96%	01/25/33	857,282
1,000,000	JPMorgan Chase & Co. (a)	4.91%	07/25/33	989,072
1,000,000	JPMorgan Chase & Co. (a)	5.35%	06/01/34	1,014,830
1,000,000	JPMorgan Chase & Co. (a)	2.53%	11/19/41	707,627
500,000	JPMorgan Chase & Co. (a)	4.26%	02/22/48	442,311
2,000,000	JPMorgan Chase & Co. (a)	3.33%	04/22/52	1,495,371
2,500,000	JPMorgan Chase Bank N.A.	5.11%	12/08/26	2,523,412
1,000,000	PNC Financial Services Group (The), Inc. (a)	5.07%	01/24/34	978,969
2,000,000	US Bancorp (a)	6.79%	10/26/27	2,089,109
2,000,000	US Bancorp (a)	5.78%	06/12/29	2,056,123
3,500,000	US Bancorp (a)	4.84%	02/01/34	3,354,124
2,000,000	US Bancorp (a)	5.84%	06/12/34	2,063,936
1,750,000	Wells Fargo Bank N.A.	5.55%	08/01/25	1,768,745
2,250,000	Wells Fargo Bank N.A.	5.45%	08/07/26	2,287,592
1,000,000	Wells Fargo Bank N.A.	5.25%	12/11/26	1,012,606
				66,427,083
	Beverages – 0.6%
875,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	02/01/36	872,643
1,100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/46	1,079,119
250,000	Anheuser-Busch InBev Worldwide, Inc.	4.35%	06/01/40	233,794
1,182,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/48	1,120,053
2,000,000	Constellation Brands, Inc.	4.90%	05/01/33	2,013,412
				5,319,021
	Biotechnology – 2.4%
500,000	AbbVie, Inc.	3.80%	03/15/25	493,507
2,000,000	AbbVie, Inc.	2.95%	11/21/26	1,918,403
1,225,000	AbbVie, Inc.	4.05%	11/21/39	1,106,774
275,000	AbbVie, Inc.	4.40%	11/06/42	255,276
300,000	AbbVie, Inc.	4.70%	05/14/45	285,788
250,000	AbbVie, Inc.	4.88%	11/14/48	244,083
1,000,000	AbbVie, Inc.	4.25%	11/21/49	891,820
5,000,000	Amgen, Inc.	5.15%	03/02/28	5,120,814
500,000	Amgen, Inc.	2.45%	02/21/30	443,625
500,000	Amgen, Inc.	5.25%	03/02/30	514,231
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Biotechnology (Continued)
$1,000,000	Amgen, Inc.	2.00%	01/15/32	$820,436
500,000	Amgen, Inc.	3.35%	02/22/32	457,136
1,000,000	Amgen, Inc.	5.25%	03/02/33	1,025,596
750,000	Amgen, Inc.	3.15%	02/21/40	584,105
1,000,000	Amgen, Inc.	2.80%	08/15/41	727,884
3,000,000	Amgen, Inc.	5.60%	03/02/43	3,101,860
750,000	Amgen, Inc.	3.38%	02/21/50	558,964
500,000	Amgen, Inc.	4.20%	02/22/52	423,786
2,500,000	Amgen, Inc.	5.65%	03/02/53	2,632,120
				21,606,208
	Capital Markets – 5.4%
2,500,000	Bank of New York Mellon (The) Corp. (a)	4.97%	04/26/34	2,488,923
500,000	Goldman Sachs Group (The), Inc.	3.50%	04/01/25	489,023
500,000	Goldman Sachs Group (The), Inc. (a)	0.86%	02/12/26	474,320
550,000	Goldman Sachs Group (The), Inc.	3.75%	02/25/26	537,510
500,000	Goldman Sachs Group (The), Inc.	3.50%	11/16/26	481,647
750,000	Goldman Sachs Group (The), Inc.	3.85%	01/26/27	729,714
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.43%	03/09/27	922,355
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.54%	09/10/27	907,417
1,500,000	Goldman Sachs Group (The), Inc. (a)	1.95%	10/21/27	1,372,699
950,000	Goldman Sachs Group (The), Inc. (a)	2.64%	02/24/28	881,048
5,000,000	Goldman Sachs Group (The), Inc. (a)	4.48%	08/23/28	4,913,932
500,000	Goldman Sachs Group (The), Inc. (a)	3.81%	04/23/29	474,988
500,000	Goldman Sachs Group (The), Inc. (a)	4.22%	05/01/29	484,000
500,000	Goldman Sachs Group (The), Inc.	2.60%	02/07/30	439,557
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.99%	01/27/32	808,395
1,000,000	Goldman Sachs Group (The), Inc. (a)	2.62%	04/22/32	839,758
1,500,000	Goldman Sachs Group (The), Inc. (a)	2.65%	10/21/32	1,250,493
1,000,000	Goldman Sachs Group (The), Inc. (a)	3.10%	02/24/33	858,714
500,000	Goldman Sachs Group (The), Inc. (a)	4.02%	10/31/38	436,622
500,000	Goldman Sachs Group (The), Inc. (a)	4.41%	04/23/39	452,584
1,000,000	Goldman Sachs Group (The), Inc. (a)	2.91%	07/21/42	730,130
500,000	Goldman Sachs Group (The), Inc. (a)	3.44%	02/24/43	390,878
1,000,000	Morgan Stanley (a)	0.86%	10/21/25	960,751
1,000,000	Morgan Stanley (a)	1.16%	10/21/25	962,629
800,000	Morgan Stanley	3.88%	01/27/26	783,919
1,000,000	Morgan Stanley (a)	4.68%	07/17/26	991,022
500,000	Morgan Stanley (a)	5.05%	01/28/27	500,671
1,000,000	Morgan Stanley (a)	1.59%	05/04/27	921,774
1,000,000	Morgan Stanley (a)	2.48%	01/21/28	928,603
1,050,000	Morgan Stanley (a)	4.21%	04/20/28	1,026,778
500,000	Morgan Stanley (a)	3.77%	01/24/29	477,123
1,000,000	Morgan Stanley (a)	5.12%	02/01/29	1,005,111
2,000,000	Morgan Stanley (a)	5.16%	04/20/29	2,012,615
2,500,000	Morgan Stanley (a)	5.45%	07/20/29	2,548,860
500,000	Morgan Stanley (a)	4.43%	01/23/30	487,351
1,000,000	Morgan Stanley (a)	1.93%	04/28/32	804,540
2,500,000	Morgan Stanley (a)	2.24%	07/21/32	2,041,553
1,000,000	Morgan Stanley (a)	2.51%	10/20/32	828,417
1,000,000	Morgan Stanley (a)	2.94%	01/21/33	850,999
1,000,000	Morgan Stanley (a)	4.89%	07/20/33	975,577
2,000,000	Morgan Stanley (a)	5.25%	04/21/34	2,000,736
1,000,000	Morgan Stanley (a)	5.42%	07/21/34	1,015,363
1,000,000	Morgan Stanley (a)	2.48%	09/16/36	793,097
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$500,000	Morgan Stanley (a)	4.46%	04/22/39	$463,140
1,000,000	Morgan Stanley (a)	3.22%	04/22/42	769,907
2,500,000	Morgan Stanley Bank N.A.	5.88%	10/30/26	2,571,616
1,000,000	Nasdaq, Inc.	5.55%	02/15/34	1,039,493
250,000	Nasdaq, Inc.	5.95%	08/15/53	269,006
				49,395,358
	Commercial Services & Supplies – 0.6%
1,000,000	Republic Services, Inc.	4.88%	04/01/29	1,019,374
1,000,000	Republic Services, Inc.	5.00%	12/15/33	1,021,410
2,500,000	Waste Management, Inc.	4.88%	02/15/29	2,559,997
500,000	Waste Management, Inc.	4.88%	02/15/34	510,292
				5,111,073
	Consumer Staples Distribution & Retail – 0.1%
100,000	Sysco Corp.	5.75%	01/17/29	104,258
1,000,000	Sysco Corp.	6.00%	01/17/34	1,083,116
				1,187,374
	Diversified Telecommunication Services – 1.5%
500,000	AT&T, Inc.	2.30%	06/01/27	464,306
500,000	AT&T, Inc.	1.65%	02/01/28	445,392
462,000	AT&T, Inc.	4.30%	02/15/30	452,782
500,000	AT&T, Inc.	2.75%	06/01/31	438,555
500,000	AT&T, Inc.	2.25%	02/01/32	413,681
1,392,000	AT&T, Inc.	2.55%	12/01/33	1,135,239
1,186,000	AT&T, Inc.	3.50%	09/15/53	861,665
504,000	AT&T, Inc.	3.55%	09/15/55	362,711
1,044,000	AT&T, Inc.	3.65%	09/15/59	749,140
1,500,000	Verizon Communications, Inc.	1.45%	03/20/26	1,397,621
500,000	Verizon Communications, Inc.	2.10%	03/22/28	452,519
1,119,000	Verizon Communications, Inc.	4.02%	12/03/29	1,082,741
500,000	Verizon Communications, Inc.	1.75%	01/20/31	411,479
500,000	Verizon Communications, Inc.	2.55%	03/21/31	431,263
2,003,000	Verizon Communications, Inc.	2.36%	03/15/32	1,666,642
500,000	Verizon Communications, Inc.	2.65%	11/20/40	360,626
500,000	Verizon Communications, Inc.	3.40%	03/22/41	398,297
500,000	Verizon Communications, Inc.	2.88%	11/20/50	340,356
1,000,000	Verizon Communications, Inc.	3.55%	03/22/51	771,246
1,000,000	Verizon Communications, Inc.	3.88%	03/01/52	810,955
				13,447,216
	Electric Utilities – 6.0%
1,000,000	AEP Texas, Inc.	3.45%	05/15/51	717,041
900,000	AEP Transmission Co., LLC	4.25%	09/15/48	776,312
2,000,000	AEP Transmission Co., LLC	2.75%	08/15/51	1,299,584
500,000	AEP Transmission Co., LLC	5.40%	03/15/53	520,538
1,980,000	Alabama Power Co.	3.75%	09/01/27	1,940,295
1,000,000	Alabama Power Co.	5.85%	11/15/33	1,075,967
500,000	Alabama Power Co.	3.45%	10/01/49	377,600
1,000,000	Alabama Power Co.	3.13%	07/15/51	711,013
2,500,000	American Electric Power Co., Inc.	1.00%	11/01/25	2,321,595
1,000,000	American Electric Power Co., Inc.	5.20%	01/15/29	1,014,144
2,542,000	American Transmission Systems, Inc. (b)	2.65%	01/15/32	2,152,116
1,000,000	Appalachian Power Co.	2.70%	04/01/31	854,844
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$1,000,000	Commonwealth Edison Co.	2.55%	06/15/26	$952,592
500,000	Commonwealth Edison Co.	4.90%	02/01/33	506,873
500,000	Commonwealth Edison Co.	4.00%	03/01/49	421,406
1,000,000	Commonwealth Edison Co.	5.30%	02/01/53	1,017,425
2,000,000	Duke Energy Carolinas LLC	4.95%	01/15/33	2,038,281
2,000,000	Duke Energy Carolinas LLC	5.35%	01/15/53	2,053,223
2,000,000	Duke Energy Corp.	5.00%	12/08/27	2,023,260
500,000	Duke Energy Corp.	4.30%	03/15/28	493,360
1,000,000	Duke Energy Corp.	4.50%	08/15/32	968,711
1,000,000	Duke Energy Corp.	5.75%	09/15/33	1,058,709
2,500,000	Duke Energy Corp.	3.30%	06/15/41	1,916,865
2,000,000	Duke Energy Corp.	3.50%	06/15/51	1,472,375
2,500,000	Duke Energy Corp.	5.00%	08/15/52	2,339,409
1,000,000	Duke Energy Florida LLC	5.88%	11/15/33	1,078,575
500,000	Duke Energy Florida LLC	6.20%	11/15/53	573,028
1,000,000	Duke Energy Progress LLC	4.00%	04/01/52	824,256
1,000,000	Exelon Corp.	3.35%	03/15/32	894,552
1,500,000	Exelon Corp.	4.10%	03/15/52	1,216,497
4,425,000	FirstEnergy Transmission LLC (b)	4.35%	01/15/25	4,356,767
1,500,000	Georgia Power Co.	4.65%	05/16/28	1,512,616
500,000	Indiana Michigan Power Co.	3.75%	07/01/47	384,976
500,000	Indiana Michigan Power Co.	3.25%	05/01/51	357,929
1,000,000	Indiana Michigan Power Co.	5.63%	04/01/53	1,051,697
3,000,000	Ohio Edison Co. (b)	5.50%	01/15/33	3,044,801
500,000	PECO Energy Co.	3.90%	03/01/48	420,449
4,000,000	PECO Energy Co.	4.38%	08/15/52	3,604,944
700,000	Public Service Electric and Gas Co.	5.20%	08/01/33	727,045
500,000	Public Service Electric and Gas Co.	5.45%	08/01/53	540,511
3,480,000	Trans-Allegheny Interstate Line Co. (b)	3.85%	06/01/25	3,411,016
				55,023,197
	Financial Services – 0.5%
1,500,000	Fidelity National Information Services, Inc.	4.25%	05/15/28	1,451,766
1,000,000	Fiserv, Inc.	3.20%	07/01/26	963,052
333,000	Fiserv, Inc.	5.38%	08/21/28	342,807
500,000	Fiserv, Inc.	3.50%	07/01/29	470,768
250,000	Fiserv, Inc.	2.65%	06/01/30	219,955
1,000,000	Fiserv, Inc.	5.63%	08/21/33	1,048,100
500,000	Fiserv, Inc.	4.40%	07/01/49	441,488
				4,937,936
	Food Products – 0.1%
750,000	Conagra Brands, Inc.	5.30%	10/01/26	759,614
	Ground Transportation – 0.8%
3,000,000	CSX Corp.	4.10%	11/15/32	2,919,202
1,000,000	CSX Corp.	5.20%	11/15/33	1,043,355
1,500,000	CSX Corp.	4.50%	11/15/52	1,393,898
1,500,000	Union Pacific Corp.	4.95%	05/15/53	1,533,560
				6,890,015
	Health Care Equipment & Supplies – 0.7%
1,000,000	Alcon Finance Corp. (b)	5.38%	12/06/32	1,031,936
1,000,000	Baxter International, Inc.	3.13%	12/01/51	688,570
4,000,000	Stryker Corp.	4.85%	12/08/28	4,047,555
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Care Equipment & Supplies (Continued)
$418,000	Zimmer Biomet Holdings, Inc.	5.35%	12/01/28	$430,934
				6,198,995
	Health Care Providers & Services – 4.0%
1,143,000	Centene Corp.	4.25%	12/15/27	1,102,210
2,000,000	Centene Corp.	2.45%	07/15/28	1,782,710
1,000,000	Centene Corp.	2.50%	03/01/31	834,521
800,000	CVS Health Corp.	1.75%	08/21/30	661,192
1,000,000	CVS Health Corp.	5.25%	02/21/33	1,022,612
500,000	CVS Health Corp.	2.70%	08/21/40	356,765
1,250,000	CVS Health Corp.	5.05%	03/25/48	1,170,218
1,000,000	CVS Health Corp.	5.63%	02/21/53	1,015,160
1,000,000	Elevance Health, Inc.	5.35%	10/15/25	1,007,334
500,000	Elevance Health, Inc.	2.55%	03/15/31	434,362
500,000	Elevance Health, Inc.	4.10%	05/15/32	477,768
1,000,000	Elevance Health, Inc.	3.60%	03/15/51	784,357
500,000	Elevance Health, Inc.	4.55%	05/15/52	456,787
1,000,000	Elevance Health, Inc.	6.10%	10/15/52	1,134,831
1,000,000	HCA, Inc.	5.38%	02/01/25	999,023
1,000,000	HCA, Inc.	2.38%	07/15/31	824,609
2,500,000	HCA, Inc.	5.50%	06/01/33	2,540,309
2,500,000	HCA, Inc.	3.50%	07/15/51	1,763,730
2,500,000	HCA, Inc.	5.90%	06/01/53	2,566,326
1,000,000	Humana, Inc.	5.75%	12/01/28	1,045,971
1,000,000	Humana, Inc.	5.95%	03/15/34	1,070,753
1,000,000	Quest Diagnostics, Inc.	6.40%	11/30/33	1,109,501
2,500,000	UnitedHealth Group, Inc.	5.25%	02/15/28	2,586,705
3,500,000	UnitedHealth Group, Inc.	5.30%	02/15/30	3,664,582
1,000,000	UnitedHealth Group, Inc.	5.35%	02/15/33	1,058,346
2,000,000	UnitedHealth Group, Inc.	5.88%	02/15/53	2,266,995
1,000,000	UnitedHealth Group, Inc.	6.05%	02/15/63	1,154,919
500,000	UnitedHealth Group, Inc.	5.20%	04/15/63	510,962
500,000	Universal Health Services, Inc.	2.65%	10/15/30	424,200
1,000,000	Universal Health Services, Inc.	2.65%	01/15/32	822,041
				36,649,799
	Insurance – 1.1%
2,000,000	Aon Corp / Aon Global Holdings PLC	5.35%	02/28/33	2,052,128
1,000,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	1,017,019
2,000,000	Arthur J. Gallagher & Co.	6.50%	02/15/34	2,188,443
1,000,000	Arthur J. Gallagher & Co.	5.75%	03/02/53	1,020,209
1,000,000	Arthur J. Gallagher & Co.	6.75%	02/15/54	1,169,720
750,000	Brown & Brown, Inc.	2.38%	03/15/31	615,407
1,000,000	Marsh & McLennan Cos., Inc.	5.75%	11/01/32	1,076,074
1,000,000	Marsh & McLennan Cos., Inc.	6.25%	11/01/52	1,151,376
				10,290,376
	Life Sciences Tools & Services – 0.9%
2,000,000	IQVIA, Inc. (b)	5.70%	05/15/28	2,039,620
250,000	IQVIA, Inc. (b)	6.25%	02/01/29	261,299
3,775,000	Thermo Fisher Scientific, Inc.	4.80%	11/21/27	3,847,691
500,000	Thermo Fisher Scientific, Inc.	4.95%	11/21/32	516,240
2,000,000	Thermo Fisher Scientific, Inc.	2.80%	10/15/41	1,519,414
				8,184,264
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Machinery – 0.2%
$1,350,000	Ingersoll Rand, Inc.	5.40%	08/14/28	$1,392,022
333,000	Otis Worldwide Corp.	5.25%	08/16/28	342,494
				1,734,516
	Media – 1.9%
760,000	Charter Communications Operating LLC/Charter Communications Operating Capital	6.15%	11/10/26	777,185
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	01/15/29	2,170,605
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.30%	02/01/32	398,261
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	6.65%	02/01/34	1,054,930
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	06/01/41	707,704
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	03/01/42	1,741,222
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.70%	04/01/51	651,435
2,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.90%	06/01/52	1,346,970
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.40%	12/01/61	692,190
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	5.50%	04/01/63	417,853
2,000,000	Comcast Corp.	5.35%	11/15/27	2,068,405
1,000,000	Comcast Corp.	4.55%	01/15/29	1,004,897
1,500,000	Comcast Corp.	5.50%	11/15/32	1,598,507
500,000	Comcast Corp.	3.25%	11/01/39	405,267
1,000,000	Comcast Corp.	3.75%	04/01/40	860,745
500,000	Comcast Corp.	4.00%	08/15/47	422,289
500,000	Comcast Corp.	3.45%	02/01/50	384,081
543,000	Comcast Corp.	2.94%	11/01/56	357,461
				17,060,007
	Multi-Utilities – 0.2%
2,000,000	Consolidated Edison Co. of New York, Inc.	6.15%	11/15/52	2,268,601
	Oil, Gas & Consumable Fuels – 2.3%
500,000	BP Capital Markets America, Inc.	3.41%	02/11/26	488,459
500,000	BP Capital Markets America, Inc.	3.94%	09/21/28	489,987
500,000	BP Capital Markets America, Inc.	1.75%	08/10/30	423,642
2,500,000	BP Capital Markets America, Inc.	2.72%	01/12/32	2,179,282
500,000	BP Capital Markets America, Inc.	4.81%	02/13/33	504,329
1,000,000	BP Capital Markets America, Inc.	3.06%	06/17/41	774,103
1,000,000	BP Capital Markets America, Inc.	3.00%	03/17/52	702,152
1,000,000	Cheniere Energy Partners, L.P. (b)	5.95%	06/30/33	1,027,990
500,000	Diamondback Energy, Inc.	3.50%	12/01/29	464,692
1,000,000	Energy Transfer, L.P.	6.05%	12/01/26	1,028,710
250,000	Energy Transfer, L.P.	4.20%	04/15/27	243,079
500,000	Energy Transfer, L.P.	4.00%	10/01/27	481,762
500,000	Energy Transfer, L.P.	5.55%	02/15/28	510,363
1,000,000	Energy Transfer, L.P.	6.10%	12/01/28	1,053,022
1,250,000	Energy Transfer, L.P.	5.25%	04/15/29	1,260,341
1,000,000	Energy Transfer, L.P.	5.75%	02/15/33	1,032,324
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$250,000	Energy Transfer, L.P.	5.30%	04/15/47	$229,772
500,000	Energy Transfer, L.P.	5.40%	10/01/47	466,981
250,000	Energy Transfer, L.P.	6.00%	06/15/48	252,451
2,250,000	Energy Transfer, L.P.	6.25%	04/15/49	2,331,864
1,000,000	Enterprise Products Operating LLC	5.05%	01/10/26	1,009,619
1,360,000	Enterprise Products Operating LLC	5.35%	01/31/33	1,424,035
500,000	Pioneer Natural Resources Co.	1.13%	01/15/26	464,349
250,000	Plains All American Pipeline, L.P./PAA Finance Corp.	3.80%	09/15/30	230,180
1,000,000	Plains All American Pipeline, L.P./PAA Finance Corp.	4.90%	02/15/45	864,163
500,000	Sabine Pass Liquefaction LLC	5.00%	03/15/27	502,377
250,000	Sabine Pass Liquefaction LLC	4.20%	03/15/28	244,979
				20,685,007
	Pharmaceuticals – 1.1%
500,000	Astrazeneca Finance LLC	1.75%	05/28/28	447,644
1,000,000	Astrazeneca Finance LLC	2.25%	05/28/31	862,672
5,000,000	Roche Holdings, Inc. (b)	5.27%	11/13/26	5,111,749
2,347,000	Zoetis, Inc.	5.40%	11/14/25	2,367,302
1,000,000	Zoetis, Inc.	5.60%	11/16/32	1,072,461
				9,861,828
	Semiconductors & Semiconductor Equipment – 0.4%
500,000	Broadcom, Inc. (b)	1.95%	02/15/28	448,819
500,000	Broadcom, Inc. (b)	2.45%	02/15/31	427,838
250,000	Broadcom, Inc.	4.30%	11/15/32	239,971
250,000	Broadcom, Inc. (b)	2.60%	02/15/33	206,089
383,000	Broadcom, Inc. (b)	3.42%	04/15/33	336,566
500,000	Broadcom, Inc. (b)	3.47%	04/15/34	435,223
642,000	Broadcom, Inc. (b)	4.93%	05/15/37	621,705
500,000	Broadcom, Inc. (b)	3.50%	02/15/41	396,780
500,000	Broadcom, Inc. (b)	3.75%	02/15/51	393,644
				3,506,635
	Software – 2.0%
1,500,000	Oracle Corp.	2.50%	04/01/25	1,450,866
787,000	Oracle Corp.	5.80%	11/10/25	799,540
1,000,000	Oracle Corp.	4.50%	05/06/28	1,000,549
750,000	Oracle Corp.	6.15%	11/09/29	807,381
1,500,000	Oracle Corp.	4.65%	05/06/30	1,494,956
2,500,000	Oracle Corp.	6.25%	11/09/32	2,720,687
500,000	Oracle Corp.	4.90%	02/06/33	498,000
500,000	Oracle Corp.	6.50%	04/15/38	552,544
1,900,000	Oracle Corp.	5.38%	07/15/40	1,870,147
500,000	Oracle Corp.	3.65%	03/25/41	397,123
500,000	Oracle Corp.	3.60%	04/01/50	370,789
500,000	Oracle Corp.	3.95%	03/25/51	392,280
2,000,000	Oracle Corp.	6.90%	11/09/52	2,349,710
1,000,000	Oracle Corp.	5.55%	02/06/53	1,001,442
1,250,000	Salesforce, Inc.	2.70%	07/15/41	955,630
500,000	VMware LLC	1.40%	08/15/26	457,493
500,000	VMware LLC	1.80%	08/15/28	438,695
1,000,000	VMware LLC	2.20%	08/15/31	829,169
				18,387,001
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialized REITs – 0.1%
$500,000	Crown Castle, Inc.	1.05%	07/15/26	$451,383
500,000	Crown Castle, Inc.	2.10%	04/01/31	407,520
				858,903
	Specialty Retail – 0.4%
1,462,000	AutoZone, Inc.	4.50%	02/01/28	1,452,910
2,000,000	AutoZone, Inc.	4.75%	02/01/33	1,969,727
500,000	Home Depot (The), Inc.	4.90%	04/15/29	513,940
				3,936,577
	Trading Companies & Distributors – 0.1%
1,000,000	Ashtead Capital, Inc. (b)	5.95%	10/15/33	1,019,629
	Wireless Telecommunication Services – 1.5%
2,500,000	T-Mobile USA, Inc.	3.50%	04/15/25	2,448,626
1,000,000	T-Mobile USA, Inc.	1.50%	02/15/26	931,449
500,000	T-Mobile USA, Inc.	3.75%	04/15/27	485,114
2,000,000	T-Mobile USA, Inc.	4.75%	02/01/28	1,994,071
750,000	T-Mobile USA, Inc.	2.05%	02/15/28	677,116
750,000	T-Mobile USA, Inc.	2.55%	02/15/31	646,345
500,000	T-Mobile USA, Inc.	2.25%	11/15/31	416,552
1,500,000	T-Mobile USA, Inc.	5.20%	01/15/33	1,538,376
1,500,000	T-Mobile USA, Inc.	3.00%	02/15/41	1,123,603
1,000,000	T-Mobile USA, Inc.	3.30%	02/15/51	723,248
1,500,000	T-Mobile USA, Inc.	5.65%	01/15/53	1,563,198
1,000,000	T-Mobile USA, Inc.	5.80%	09/15/62	1,073,593
				13,621,291
	Total Corporate Bonds and Notes			409,009,083
	(Cost $428,917,793)
U.S. GOVERNMENT BONDS AND NOTES – 4.6%
5,000,000	U.S. Treasury Bond	4.75%	11/15/43	5,364,844
425,000	U.S. Treasury Bond	1.25%	05/15/50	229,151
13,390,000	U.S. Treasury Bond	4.13%	08/15/53	13,538,545
6,595,000	U.S. Treasury Note	4.88%	11/30/25	6,663,784
3,330,000	U.S. Treasury Note	4.38%	12/15/26	3,363,040
5,660,000	U.S. Treasury Note	4.38%	11/30/28	5,792,656
7,210,000	U.S. Treasury Note	4.50%	11/15/33	7,571,627
	Total U.S. Government Bonds and Notes			42,523,647
	(Cost $41,266,568)
FOREIGN CORPORATE BONDS AND NOTES – 3.5%
	Banks – 0.6%
2,500,000	Barclays PLC (a)	6.50%	09/13/27	2,571,130
3,250,000	Toronto-Dominion (The) Bank	5.10%	01/09/26	3,274,036
				5,845,166
	Biotechnology – 0.0%
500,000	CSL Finance PLC (b)	4.75%	04/27/52	476,505
	Capital Markets – 0.4%
1,000,000	UBS AG/London	5.80%	09/11/25	1,011,892
500,000	UBS Group AG (a) (b)	1.36%	01/30/27	458,696
1,250,000	UBS Group AG (a) (b)	1.49%	08/10/27	1,130,035
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$1,000,000	UBS Group AG (a) (b)	2.10%	02/11/32	$798,210
				3,398,833
	Commercial Services & Supplies – 0.1%
1,000,000	Waste Connections, Inc.	3.20%	06/01/32	899,119
	Containers & Packaging – 0.1%
1,000,000	CCL Industries, Inc. (b)	3.25%	10/01/26	948,690
	Oil, Gas & Consumable Fuels – 0.1%
577,000	Enbridge, Inc.	5.90%	11/15/26	592,594
	Pharmaceuticals – 2.2%
1,000,000	AstraZeneca PLC	3.00%	05/28/51	747,748
5,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.65%	05/19/25	4,986,889
5,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.45%	05/19/26	4,987,154
3,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.45%	05/19/28	2,999,566
2,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.75%	05/19/33	2,005,225
2,000,000	Pfizer Investment Enterprises Pte. Ltd.	5.11%	05/19/43	1,994,099
1,000,000	Pfizer Investment Enterprises Pte. Ltd.	5.30%	05/19/53	1,021,643
1,000,000	Pfizer Investment Enterprises Pte. Ltd.	5.34%	05/19/63	1,010,428
				19,752,752
	Total Foreign Corporate Bonds and Notes			31,913,659
	(Cost $32,429,894)

Shares	Description	Value
COMMON STOCKS – 46.0%
	Aerospace & Defense – 0.7%
11,957	General Dynamics Corp.	3,104,874
6,002	Northrop Grumman Corp.	2,809,776
		5,914,650
	Air Freight & Logistics – 0.9%
30,679	CH Robinson Worldwide, Inc.	2,650,359
23,050	Expeditors International of Washington, Inc.	2,931,960
16,951	United Parcel Service, Inc., Class B	2,665,205
		8,247,524
	Automobiles – 0.4%
44,446	Winnebago Industries, Inc.	3,239,224
	Banks – 6.3%
26,663	BancFirst Corp.	2,595,110
71,280	Bank OZK	3,551,882
48,324	Banner Corp.	2,588,234
76,016	Cathay General Bancorp	3,388,033
12,423	City Holding Co.	1,369,760
57,859	Commerce Bancshares, Inc.	3,090,249
62,599	Community Bank System, Inc.	3,262,034
28,969	Cullen/Frost Bankers, Inc.	3,142,847
50,131	East West Bancorp, Inc.	3,606,926
20,460	Enterprise Financial Services Corp.	913,539
126,787	First Commonwealth Financial Corp.	1,957,591
105,187	First Financial Bankshares, Inc.	3,187,166
23,572	Heartland Financial USA, Inc.	886,543
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Banks (Continued)
62,540	Hilltop Holdings, Inc.	$2,202,033
126,187	Home BancShares, Inc.	3,196,317
56,814	International Bancshares Corp.	3,086,137
18,718	Lakeland Financial Corp.	1,219,665
22,575	NBT Bancorp, Inc.	946,118
26,938	OFG Bancorp	1,009,636
41,934	Popular, Inc.	3,441,523
48,411	Prosperity Bancshares, Inc.	3,278,877
153,621	Regions Financial Corp.	2,977,175
52,144	Towne Bank	1,551,805
12,914	Westamerica BanCorp	728,479
		57,177,679
	Building Products – 0.7%
19,369	Owens Corning	2,871,067
13,022	Trane Technologies PLC	3,176,066
		6,047,133
	Capital Markets – 3.3%
8,014	Ameriprise Financial, Inc.	3,043,958
4,088	BlackRock, Inc.	3,318,638
16,917	Cboe Global Markets, Inc.	3,020,700
13,197	CME Group, Inc.	2,779,288
24,668	Houlihan Lokey, Inc.	2,957,940
33,263	PJT Partners, Inc., Class A	3,388,502
26,310	Raymond James Financial, Inc.	2,933,565
43,870	SEI Investments Co.	2,787,938
43,006	Stifel Financial Corp.	2,973,865
25,196	T. Rowe Price Group, Inc.	2,713,357
		29,917,751
	Chemicals – 0.4%
5,805	NewMarket Corp.	3,168,543
	Commercial Services & Supplies – 0.7%
5,493	Cintas Corp.	3,310,411
70,782	Rollins, Inc.	3,091,050
		6,401,461
	Construction & Engineering – 0.6%
15,506	Comfort Systems USA, Inc.	3,189,119
12,559	EMCOR Group, Inc.	2,705,585
		5,894,704
	Consumer Staples Distribution & Retail – 0.9%
9,732	Casey’s General Stores, Inc.	2,673,770
24,975	Dollar General Corp.	3,395,351
29,888	PriceSmart, Inc.	2,264,913
		8,334,034
	Containers & Packaging – 0.6%
17,208	Packaging Corp. of America	2,803,355
61,292	Silgan Holdings, Inc.	2,773,463
		5,576,818
	Diversified Telecommunication Services – 0.7%
42,690	Cogent Communications Holdings, Inc.	3,247,001
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
81,528	Verizon Communications, Inc.	$3,073,606
		6,320,607
	Electric Utilities – 0.3%
34,805	Otter Tail Corp.	2,957,381
	Electrical Equipment – 0.3%
17,881	AMETEK, Inc.	2,948,398
	Electronic Equipment, Instruments & Components – 0.3%
31,459	Amphenol Corp., Class A	3,118,531
	Financial Services – 1.6%
55,873	Essent Group Ltd.	2,946,742
158,318	MGIC Investment Corp.	3,053,954
105,231	Radian Group, Inc.	3,004,345
11,486	Visa, Inc., Class A	2,990,380
39,765	Voya Financial, Inc.	2,901,255
		14,896,676
	Food Products – 2.3%
35,033	Archer-Daniels-Midland Co.	2,530,083
24,411	Bunge Global S.A.	2,464,290
96,364	Conagra Brands, Inc.	2,761,792
41,294	General Mills, Inc.	2,689,891
13,205	Hershey (The) Co.	2,461,940
69,480	Hormel Foods Corp.	2,231,003
26,852	Ingredion, Inc.	2,914,248
38,074	Mondelez International, Inc., Class A	2,757,700
		20,810,947
	Gas Utilities – 0.3%
50,900	National Fuel Gas Co.	2,553,653
	Ground Transportation – 1.7%
14,017	JB Hunt Transport Services, Inc.	2,799,756
52,689	Knight-Swift Transportation Holdings, Inc.	3,037,521
14,933	Landstar System, Inc.	2,891,775
52,797	Marten Transport Ltd.	1,107,681
6,457	Old Dominion Freight Line, Inc.	2,617,216
67,840	Werner Enterprises, Inc.	2,874,381
		15,328,330
	Health Care Equipment & Supplies – 0.3%
27,282	Abbott Laboratories	3,002,930
	Health Care Providers & Services – 1.5%
5,084	Chemed Corp.	2,972,869
9,237	Cigna (The) Group	2,766,020
6,068	Elevance Health, Inc.	2,861,426
5,431	Humana, Inc.	2,486,366
5,241	UnitedHealth Group, Inc.	2,759,229
		13,845,910
	Hotels, Restaurants & Leisure – 0.3%
129,464	Wendy’s (The) Co.	2,521,959
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables – 2.0%
24,586	DR Horton, Inc.	$3,736,580
25,118	Garmin Ltd.	3,228,668
23,543	Lennar Corp., Class A	3,508,849
35,682	PulteGroup, Inc.	3,683,096
35,727	Toll Brothers, Inc.	3,672,378
		17,829,571
	Household Products – 0.3%
18,116	Procter & Gamble (The) Co.	2,654,719
	Insurance – 4.0%
34,427	Aflac, Inc.	2,840,228
23,662	American Financial Group, Inc.	2,813,175
25,834	Cincinnati Financial Corp.	2,672,786
24,300	Globe Life, Inc.	2,957,796
37,263	Hartford Financial Services Group (The), Inc.	2,995,200
13,885	Marsh & McLennan Cos., Inc.	2,630,791
98,083	Old Republic International Corp.	2,883,640
36,663	Principal Financial Group, Inc.	2,884,278
19,444	RLI Corp.	2,588,385
25,613	Selective Insurance Group, Inc.	2,547,981
16,180	Travelers (The) Cos., Inc.	3,082,128
53,716	Unum Group	2,429,038
41,618	W.R. Berkley Corp.	2,943,225
		36,268,651
	IT Services – 0.7%
8,604	Accenture PLC, Class A	3,019,229
39,007	Cognizant Technology Solutions Corp., Class A	2,946,199
		5,965,428
	Life Sciences Tools & Services – 0.6%
12,016	Danaher Corp.	2,779,781
5,221	Thermo Fisher Scientific, Inc.	2,771,255
		5,551,036
	Machinery – 5.5%
22,341	AGCO Corp.	2,712,421
13,414	Alamo Group, Inc.	2,819,489
44,740	Allison Transmission Holdings, Inc.	2,601,631
11,565	Cummins, Inc.	2,770,627
7,003	Deere & Co.	2,800,290
44,305	Donaldson Co., Inc.	2,895,332
26,375	Franklin Electric Co., Inc.	2,549,144
36,257	Graco, Inc.	3,145,657
12,703	IDEX Corp.	2,757,948
26,988	ITT, Inc.	3,220,208
14,535	Lincoln Electric Holdings, Inc.	3,160,781
70,313	Mueller Industries, Inc.	3,315,258
11,840	Nordson Corp.	3,127,654
31,079	PACCAR, Inc.	3,034,864
10,359	Snap-on, Inc.	2,992,094
31,796	Toro (The) Co.	3,052,098
15,289	Watts Water Technologies, Inc., Class A	3,185,310
		50,140,806
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Media – 0.3%
181,354	TEGNA, Inc.	$2,774,716
	Metals & Mining – 0.3%
10,075	Reliance Steel & Aluminum Co.	2,817,776
	Oil, Gas & Consumable Fuels – 0.9%
97,683	Coterra Energy, Inc.	2,492,870
58,718	International Seaways, Inc.	2,670,495
11,510	Pioneer Natural Resources Co.	2,588,369
		7,751,734
	Pharmaceuticals – 0.6%
16,963	Johnson & Johnson	2,658,781
15,187	Zoetis, Inc.	2,997,458
		5,656,239
	Professional Services – 1.3%
10,983	Automatic Data Processing, Inc.	2,558,710
72,990	Genpact Ltd.	2,533,483
12,753	Kforce, Inc.	861,593
22,911	Paychex, Inc.	2,728,929
36,058	Robert Half, Inc.	3,170,219
		11,852,934
	Semiconductors & Semiconductor Equipment – 0.6%
26,802	Skyworks Solutions, Inc.	3,013,081
16,618	Texas Instruments, Inc.	2,832,704
		5,845,785
	Software – 0.3%
8,368	Microsoft Corp.	3,146,703
	Specialized REITs – 0.3%
10,028	Public Storage	3,058,540
	Specialty Retail – 1.7%
38,035	Best Buy Co., Inc.	2,977,380
64,184	Buckle (The), Inc.	3,050,024
24,334	Dick’s Sporting Goods, Inc.	3,575,881
13,013	Tractor Supply Co.	2,798,185
17,003	Williams-Sonoma, Inc.	3,430,865
		15,832,335
	Textiles, Apparel & Luxury Goods – 0.3%
27,486	Oxford Industries, Inc.	2,748,600
	Trading Companies & Distributors – 1.2%
25,643	Boise Cascade Co.	3,317,179
48,358	Fastenal Co.	3,132,148
27,191	Rush Enterprises, Inc., Class A	1,367,707

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors (Continued)
6,996	Watsco, Inc.	$2,997,576
		10,814,610
	Total Common Stocks	418,935,026
	(Cost $353,698,544)

Total Investments – 99.0%	902,381,415
(Cost $856,312,799)

Net Other Assets and Liabilities – 1.0%	9,253,984
Net Assets – 100.0%	$911,635,399

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2023.
At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2023, securities noted as such amounted to $30,535,723 or 3.3% of net assets.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$409,009,083	$—	$409,009,083	$—
U.S. Government Bonds and Notes	42,523,647	—	42,523,647	—
Foreign Corporate Bonds and Notes*	31,913,659	—	31,913,659	—
Common Stocks*	418,935,026	418,935,026	—	—
Total Investments	$902,381,415	$418,935,026	$483,446,389	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) – 32.6%
	Aerospace & Defense – 0.3%
217	Northrop Grumman Corp.	$101,586
	Banks – 0.5%
1,154	JPMorgan Chase & Co.	196,295
	Beverages – 0.2%
492	PepsiCo, Inc.	83,561
	Capital Markets – 0.3%
822	Intercontinental Exchange, Inc.	105,569
	Chemicals – 0.2%
1,880	Mosaic (The) Co.	67,172
	Communications Equipment – 0.2%
1,619	Cisco Systems, Inc.	81,792
	Construction & Engineering – 0.1%
227	Quanta Services, Inc.	48,987
	Consumer Finance – 0.3%
578	American Express Co.	108,283
	Consumer Staples Distribution & Retail – 0.5%
552	Target Corp.	78,616
685	Walmart, Inc.	107,990
		186,606
	Containers & Packaging – 0.1%
267	Packaging Corp. of America	43,497
	Distributors – 0.2%
211	Pool Corp.	84,128
	Electric Utilities – 1.9%
1,768	Alliant Energy Corp.	90,698
1,420	American Electric Power Co., Inc.	115,332
240	Duke Energy Corp.	23,290
1,638	Enel S.p.A., ADR	12,113
224	Entergy Corp.	22,667
1,320	Evergy, Inc.	68,904
753	Eversource Energy	46,475
289	Exelon Corp.	10,375
452	Iberdrola S.A., ADR	23,730
345	IDACORP, Inc.	33,920
767	NextEra Energy, Inc.	46,588
3,475	PPL Corp.	94,173
801	Southern (The) Co.	56,166
930	Xcel Energy, Inc.	57,576
		702,007
	Electrical Equipment – 0.2%
287	Eaton Corp PLC	69,115
	Energy Equipment & Services – 0.5%
4,609	Archrock, Inc.	70,979
2,693	Halliburton Co.	97,352
		168,331
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Financial Services – 0.4%
545	Visa, Inc., Class A	$141,891
	Food Products – 0.3%
3,766	Conagra Brands, Inc.	107,934
	Gas Utilities – 1.2%
2,805	AltaGas Ltd. (CAD)	58,892
1,009	Atmos Energy Corp.	116,943
2,693	National Fuel Gas Co.	135,108
259	New Jersey Resources Corp.	11,546
1,494	ONE Gas, Inc.	95,198
		417,687
	Ground Transportation – 0.2%
340	Union Pacific Corp.	83,511
	Health Care Equipment & Supplies – 0.2%
652	Abbott Laboratories	71,766
	Health Care Providers & Services – 1.0%
749	Cencora, Inc.	153,830
1,189	CVS Health Corp.	93,883
226	UnitedHealth Group, Inc.	118,982
		366,695
	Health Care REITs – 2.3%
7,229	CareTrust REIT, Inc.	161,785
5,027	Omega Healthcare Investors, Inc.	154,128
12,049	Sabra Health Care REIT, Inc.	171,939
3,837	Ventas, Inc.	191,236
1,910	Welltower, Inc.	172,225
		851,313
	Hotel & Resort REITs – 1.0%
10,397	Apple Hospitality REIT, Inc.	172,694
9,791	Host Hotels & Resorts, Inc.	190,631
		363,325
	Hotels, Restaurants & Leisure – 0.4%
444	Darden Restaurants, Inc.	72,949
639	Starbucks Corp.	61,351
		134,300
	Independent Power & Renewable Electricity Producers – 0.6%
3,789	AES (The) Corp.	72,938
5,779	Clearway Energy, Inc., Class A	147,827
		220,765
	Industrial Conglomerates – 0.1%
204	Honeywell International, Inc.	42,781
	Industrial REITs – 1.6%
1,001	EastGroup Properties, Inc.	183,723
1,496	Prologis, Inc.	199,417
4,773	STAG Industrial, Inc.	187,388
		570,528
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Insurance – 0.2%
377	Chubb, Ltd.	$85,202
	IT Services – 0.4%
403	Accenture PLC, Class A	141,417
	Machinery – 0.5%
373	Caterpillar, Inc.	110,285
159	Parker-Hannifin Corp.	73,251
		183,536
	Media – 0.1%
1,159	Comcast Corp., Class A	50,822
	Multi-Utilities – 1.8%
293	Ameren Corp.	21,196
2,513	Atco Ltd., Class I (CAD)	73,339
790	CenterPoint Energy, Inc.	22,570
785	CMS Energy Corp.	45,585
418	DTE Energy Co.	46,089
2,895	Public Service Enterprise Group, Inc.	177,029
2,322	Sempra	173,523
954	WEC Energy Group, Inc.	80,298
		639,629
	Oil, Gas & Consumable Fuels – 3.6%
263	Cheniere Energy, Inc.	44,897
1,045	ConocoPhillips	121,293
3,721	DT Midstream, Inc.	203,911
1,631	Enbridge, Inc.	58,749
1,720	Exxon Mobil Corp.	171,965
3,741	Keyera Corp. (CAD)	90,430
5,191	Kinder Morgan, Inc.	91,569
3,555	ONEOK, Inc.	249,632
2,130	Targa Resources Corp.	185,033
1,486	TC Energy Corp.	58,088
1,315	Williams (The) Cos., Inc.	45,801
		1,321,368
	Pharmaceuticals – 0.9%
1,347	AstraZeneca PLC, ADR	90,720
429	Johnson & Johnson	67,242
830	Merck & Co., Inc.	90,487
2,236	Pfizer, Inc.	64,374
		312,823
	Residential REITs – 1.5%
975	AvalonBay Communities, Inc.	182,540
4,971	Invitation Homes, Inc.	169,561
1,288	Mid-America Apartment Communities, Inc.	173,184
		525,285
	Retail REITs – 1.6%
8,924	Kimco Realty Corp.	190,170
7,788	Kite Realty Group Trust	178,034
1,384	Simon Property Group, Inc.	197,414
		565,618
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Semiconductors & Semiconductor Equipment – 0.6%
126	Broadcom, Inc.	$140,647
849	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	88,296
		228,943
	Software – 1.5%
239	Intuit, Inc.	149,382
488	Microsoft Corp.	183,508
1,225	Oracle Corp.	129,152
555	SAP SE, ADR	85,797
		547,839
	Specialized REITs – 4.5%
838	American Tower Corp.	180,907
4,199	CubeSmart	194,624
1,227	Digital Realty Trust, Inc.	165,130
214	Equinix, Inc.	172,353
3,554	Gaming and Leisure Properties, Inc.	175,390
2,724	Iron Mountain, Inc.	190,626
631	Public Storage	192,455
5,705	VICI Properties, Inc.	181,875
5,252	Weyerhaeuser Co.	182,612
		1,635,972
	Specialty Retail – 0.4%
1,487	TJX (The) Cos., Inc.	139,495
	Technology Hardware, Storage & Peripherals – 0.2%
347	Apple, Inc.	66,808
	Total Common Stocks	11,864,182
	(Cost $10,607,882)
MASTER LIMITED PARTNERSHIPS – 4.2%
	Chemicals – 0.2%
3,128	Westlake Chemical Partners, L.P.	67,721
	Independent Power & Renewable Electricity Producers – 0.4%
4,251	NextEra Energy Partners, L.P. (b)	129,273
	Oil, Gas & Consumable Fuels – 3.6%
1,220	Cheniere Energy Partners, L.P.	60,744
24,238	Energy Transfer, L.P.	334,484
17,489	Enterprise Products Partners, L.P.	460,835
2,985	Hess Midstream, L.P., Class A (b)	94,416
5,083	MPLX, L.P.	186,648
11,940	Plains GP Holdings, L.P., Class A	190,443
		1,327,570
	Total Master Limited Partnerships	1,524,564
	(Cost $1,261,484)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 8.8%
$9,093	U.S. Treasury Inflation Indexed Bond (c)	0.25%	01/15/25	8,827
225,124	U.S. Treasury Inflation Indexed Bond (c)	0.13%	04/15/25	217,108
107,684	U.S. Treasury Inflation Indexed Bond (c)	0.38%	07/15/25	104,343
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$87,747	U.S. Treasury Inflation Indexed Bond (c)	0.13%	10/15/25	$84,387
103,588	U.S. Treasury Inflation Indexed Bond (c)	0.63%	01/15/26	99,963
61,231	U.S. Treasury Inflation Indexed Bond (c)	2.00%	01/15/26	60,762
87,990	U.S. Treasury Inflation Indexed Bond (c)	0.13%	04/15/26	83,768
87,282	U.S. Treasury Inflation Indexed Bond (c)	0.13%	07/15/26	83,182
79,942	U.S. Treasury Inflation Indexed Bond (c)	0.13%	10/15/26	75,929
92,979	U.S. Treasury Inflation Indexed Bond (c)	0.38%	01/15/27	88,379
45,770	U.S. Treasury Inflation Indexed Bond (c)	2.38%	01/15/27	46,187
81,727	U.S. Treasury Inflation Indexed Bond (c)	0.13%	04/15/27	76,816
90,559	U.S. Treasury Inflation Indexed Bond (c)	0.38%	07/15/27	86,074
78,936	U.S. Treasury Inflation Indexed Bond (c)	1.63%	10/15/27	78,360
93,549	U.S. Treasury Inflation Indexed Bond (c)	0.50%	01/15/28	88,550
44,059	U.S. Treasury Inflation Indexed Bond (c)	1.75%	01/15/28	43,801
78,982	U.S. Treasury Inflation Indexed Bond (c)	1.25%	04/15/28	76,951
55,165	U.S. Treasury Inflation Indexed Bond (c)	3.63%	04/15/28	59,115
85,799	U.S. Treasury Inflation Indexed Bond (c)	0.75%	07/15/28	82,140
78,351	U.S. Treasury Inflation Indexed Bond (c)	2.38%	10/15/28	80,726
84,076	U.S. Treasury Inflation Indexed Bond (c)	0.88%	01/15/29	80,492
40,125	U.S. Treasury Inflation Indexed Bond (c)	2.50%	01/15/29	41,494
65,504	U.S. Treasury Inflation Indexed Bond (c)	3.88%	04/15/29	72,234
90,211	U.S. Treasury Inflation Indexed Bond (c)	0.25%	07/15/29	83,407
93,275	U.S. Treasury Inflation Indexed Bond (c)	0.13%	01/15/30	84,582
96,001	U.S. Treasury Inflation Indexed Bond (c)	0.13%	07/15/30	86,774
96,917	U.S. Treasury Inflation Indexed Bond (c)	0.13%	01/15/31	86,555
101,019	U.S. Treasury Inflation Indexed Bond (c)	0.13%	07/15/31	89,861
107,661	U.S. Treasury Inflation Indexed Bond (c)	0.13%	01/15/32	94,617
15,600	U.S. Treasury Inflation Indexed Bond (c)	3.38%	04/15/32	17,463
96,363	U.S. Treasury Inflation Indexed Bond (c)	0.63%	07/15/32	88,092
97,091	U.S. Treasury Inflation Indexed Bond (c)	1.13%	01/15/33	91,916
89,148	U.S. Treasury Inflation Indexed Bond (c)	1.38%	07/15/33	86,499
41,281	U.S. Treasury Inflation Indexed Bond (c)	2.13%	02/15/40	42,436
62,942	U.S. Treasury Inflation Indexed Bond (c)	2.13%	02/15/41	64,700
59,638	U.S. Treasury Inflation Indexed Bond (c)	0.75%	02/15/42	48,390
58,346	U.S. Treasury Inflation Indexed Bond (c)	0.63%	02/15/43	45,627
56,502	U.S. Treasury Inflation Indexed Bond (c)	1.38%	02/15/44	50,557
56,574	U.S. Treasury Inflation Indexed Bond (c)	0.75%	02/15/45	44,283
49,343	U.S. Treasury Inflation Indexed Bond (c)	1.00%	02/15/46	40,411
44,610	U.S. Treasury Inflation Indexed Bond (c)	0.88%	02/15/47	35,198
43,668	U.S. Treasury Inflation Indexed Bond (c)	1.00%	02/15/48	35,278
35,458	U.S. Treasury Inflation Indexed Bond (c)	1.00%	02/15/49	28,578
34,705	U.S. Treasury Inflation Indexed Bond (c)	0.25%	02/15/50	22,656
40,179	U.S. Treasury Inflation Indexed Bond (c)	0.13%	02/15/51	24,909
40,894	U.S. Treasury Inflation Indexed Bond (c)	0.13%	02/15/52	25,108
38,296	U.S. Treasury Inflation Indexed Bond (c)	1.50%	02/15/53	34,758
	Total U.S. Government Bonds and Notes			3,172,243
	(Cost $3,398,346)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 0.7%
	Collateralized Mortgage Obligations – 0.4%
	Fannie Mae REMICS
388	Series 1999-56, Class Z	7.00%	12/01/29	395
494	Series 2002-67, Class PE	5.50%	11/01/32	500
2,247	Series 2002-90, Class A1	6.50%	06/01/42	2,312
638	Series 2003-14, Class AQ	3.50%	03/01/33	618
587	Series 2003-41, Class OA	4.00%	05/01/33	575
5,664	Series 2005-79, Class NF, 1 Mo. SOFR + 0.52% (d)	5.85%	09/01/35	5,603
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Fannie Mae REMICS (Continued)
$8,425	Series 2007-10, Class Z	6.00%	02/01/37	$8,635
537	Series 2012-35, Class PL	2.00%	11/01/41	492
209	Series 2013-14, Class QE	1.75%	03/01/43	178
7,784	Series 2013-31, Class NT	3.00%	04/01/43	7,129
	FHLMC-GNMA
2	Series 1994-27, Class D	7.00%	03/01/24	2
	Freddie Mac REMICS
5	Series 1994-1673, Class FB, 10 Yr. Constant Maturity Treasury Rate - 0.50% (d)	3.75%	02/01/24	5
8	Series 1996-1847, Class LL	7.50%	04/01/26	8
911	Series 1999-2130, Class KB	6.38%	03/01/29	924
13,766	Series 1999-2174, Class PN	6.00%	07/01/29	13,849
2,051	Series 2001-2277, Class B	7.50%	01/01/31	2,205
13,324	Series 2004-2768, Class PW	4.25%	03/01/34	12,989
2,000	Series 2004-2778, Class MM	5.25%	04/01/34	2,016
24,752	Series 2013-4178, Class ZN	3.50%	03/01/43	20,353
	Government National Mortgage Association
31,278	Series 2007-35, Class NE	6.00%	06/01/37	32,210
49,000	Series 2009-61, Class QE	5.50%	08/01/39	49,419
1,963	Series 2011-136, Class GB	2.50%	05/01/40	1,880
				162,297
	Pass-through Security – 0.3%
	Federal Home Loan Mortgage Corporation
2,619	Pool C01252	6.50%	11/01/31	2,717
13,311	Pool G01731	6.50%	12/01/29	13,675
10,571	Pool G06358	4.00%	04/01/41	10,327
	Federal National Mortgage Association
8,802	Pool AL0791	4.00%	02/01/41	8,587
13,843	Pool AU4289	4.00%	09/01/43	13,470
2,081	Pool MA0561	4.00%	11/01/40	2,030
10,068	Pool MA1028	4.00%	04/01/42	9,797
	Government National Mortgage Association
9,674	Pool 667422	5.00%	10/01/39	9,776
5,082	Pool 706201	5.50%	04/01/39	5,245
8,237	Pool 736558	5.00%	02/01/40	8,197
9,608	Pool 759248	4.00%	02/01/41	9,329
				93,150
	Total U.S. Government Agency Mortgage-Backed Securities			255,447
	(Cost $276,158)
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Credit Suisse First Boston Mortgage Securities Corp.
299	Series 2004-6, Class 2A1	4.75%	09/01/25	0
	MASTR Alternative Loan Trust
593	Series 2004-10, Class 2A1	5.50%	09/01/34	561
26	Series 2005-1, Class 5A1	5.50%	01/01/26	23
	MASTR Asset Securitization Trust
4,132	Series 2004-1, Class 5A4	5.50%	02/01/34	3,777
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Structured Asset Mortgage Investments Trust
$3,307	Series 1999-1, Class 2A (e)	3.91%	06/01/29	$3,087
	Total Mortgage-Backed Securities			7,448
	(Cost $8,350)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 51.7%
	Capital Markets – 51.7%
150,482	First Trust Institutional Preferred Securities and Income ETF (f)	2,683,094
18,000	First Trust Intermediate Government Opportunities ETF (f)	369,450
42,558	First Trust Limited Duration Investment Grade Corporate ETF (f)	806,899
51,159	First Trust Preferred Securities and Income ETF (f)	862,541
95,642	First Trust Senior Loan ETF (f)	4,406,227
77,191	First Trust Tactical High Yield ETF (f)	3,208,830
600	iShares 20+ Year Treasury Bond ETF	59,328
22,515	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,491,510
41,500	iShares MBS ETF	3,904,320
	Total Exchange-Traded Funds	18,792,199
	(Cost $19,334,475)

Total Investments – 98.0%	35,616,083
(Cost $34,886,695)

Net Other Assets and Liabilities – 2.0%	722,902
Net Assets – 100.0%	$36,338,985

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(d)	Floating or variable rate security.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	Investment in an affiliated fund.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
REMICS	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$11,864,182	$11,864,182	$—	$—
Master Limited Partnerships*	1,524,564	1,524,564	—	—
U.S. Government Bonds and Notes	3,172,243	—	3,172,243	—
U.S. Government Agency Mortgage-Backed Securities	255,447	—	255,447	—
Mortgage-Backed Securities	7,448	—	7,448	—
Exchange-Traded Funds*	18,792,199	18,792,199	—	—
Total Investments	$35,616,083	$32,180,945	$3,435,138	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 98.6%
	Capital Markets – 98.6%
58,356	First Trust Consumer Discretionary AlphaDEX® Fund (a)	$3,441,837
56,871	First Trust Developed Markets ex-US AlphaDEX® Fund (a)	2,986,296
54,568	First Trust Dow Jones Global Select Dividend Index Fund (a)	1,214,684
18,285	First Trust Dow Jones Internet Index Fund (a) (b)	3,411,067
134,936	First Trust Emerging Markets AlphaDEX® Fund (a)	2,986,134
23,025	First Trust India NIFTY 50 Equal Weight ETF (a)	1,244,732
52,542	First Trust Industrials/Producer Durables AlphaDEX® Fund (a)	3,407,874
22,870	First Trust Japan AlphaDEX® Fund (a)	1,152,419
40,262	First Trust Large Cap Core AlphaDEX® Fund (a)	3,630,187
33,327	First Trust Large Cap Growth AlphaDEX® Fund (a)	3,651,306
58,837	First Trust Latin America AlphaDEX® Fund (a)	1,223,221
36,445	First Trust Mid Cap Core AlphaDEX® Fund (a)	3,806,680
43,780	First Trust Nasdaq Semiconductor ETF (a)	3,569,383
19,868	First Trust NASDAQ-100-Technology Sector Index Fund (a)	3,486,238
19,504	First Trust Switzerland AlphaDEX® Fund (a)	1,268,638
28,449	iShares Core U.S. Aggregate Bond ETF	2,823,563
37,582	SPDR Blackstone Senior Loan ETF	1,575,813
17,218	SPDR Bloomberg High Yield Bond ETF	1,631,061
51,125	SPDR Bloomberg Investment Grade Floating Rate ETF	1,563,914
53,341	SPDR Portfolio Short Term Corporate Bond ETF	1,588,495

Total Investments – 98.6%	49,663,542
(Cost $45,632,855)

Net Other Assets and Liabilities – 1.4%	697,617
Net Assets – 100.0%	$50,361,159

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$49,663,542	$49,663,542	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS – 98.0%
	Aerospace & Defense – 5.6%
9,046	General Dynamics Corp.	$2,348,975
4,785	Lockheed Martin Corp.	2,168,753
4,376	Northrop Grumman Corp.	2,048,581
		6,566,309
	Air Freight & Logistics – 3.8%
18,449	Expeditors International of Washington, Inc.	2,346,713
13,986	United Parcel Service, Inc., Class B	2,199,019
		4,545,732
	Beverages – 5.9%
38,946	Coca-Cola (The) Co.	2,295,088
42,522	Monster Beverage Corp. (a)	2,449,692
13,283	PepsiCo, Inc.	2,255,985
		7,000,765
	Biotechnology – 9.6%
14,534	AbbVie, Inc.	2,252,334
8,255	Biogen, Inc. (a)	2,136,146
27,317	Gilead Sciences, Inc.	2,212,950
2,629	Regeneron Pharmaceuticals, Inc. (a)	2,309,025
5,873	Vertex Pharmaceuticals, Inc. (a)	2,389,665
		11,300,120
	Capital Markets – 4.5%
6,808	Ameriprise Financial, Inc.	2,585,883
6,865	Moody’s Corp.	2,681,194
		5,267,077
	Chemicals – 1.8%
7,629	Air Products and Chemicals, Inc.	2,088,820
	Commercial Services & Supplies – 2.0%
48,644	Copart, Inc. (a)	2,383,556
	Communications Equipment – 1.7%
40,152	Cisco Systems, Inc.	2,028,479
	Consumer Staples Distribution & Retail – 3.9%
3,844	Costco Wholesale Corp.	2,537,347
13,387	Walmart, Inc.	2,110,461
		4,647,808
	Electrical Equipment – 1.9%
23,235	Emerson Electric Co.	2,261,463
	Electronic Equipment, Instruments & Components – 4.4%
26,612	Amphenol Corp., Class A	2,638,048
Shares	Description	Value

	Electronic Equipment, Instruments & Components (Continued)
18,072	TE Connectivity Ltd.	$2,539,116
		5,177,164
	Financial Services – 4.0%
5,529	Mastercard, Inc., Class A	2,358,174
9,106	Visa, Inc., Class A	2,370,747
		4,728,921
	Food Products – 3.8%
29,173	Archer-Daniels-Midland Co.	2,106,874
33,155	Mondelez International, Inc., Class A	2,401,417
		4,508,291
	Ground Transportation – 2.0%
69,092	CSX Corp.	2,395,420
	Health Care Equipment & Supplies – 2.0%
7,999	Stryker Corp.	2,395,380
	Health Care Providers & Services – 3.8%
11,260	Cencora, Inc.	2,312,579
4,033	UnitedHealth Group, Inc.	2,123,253
		4,435,832
	Household Durables – 2.2%
20,578	Garmin Ltd.	2,645,096
	Household Products – 3.7%
29,006	Colgate-Palmolive Co.	2,312,068
14,355	Procter & Gamble (The) Co.	2,103,582
		4,415,650
	Industrial Conglomerates – 2.1%
11,721	Honeywell International, Inc.	2,458,011
	Insurance – 5.7%
27,395	Aflac, Inc.	2,260,088
11,324	Marsh & McLennan Cos., Inc.	2,145,558
33,585	W.R. Berkley Corp.	2,375,131
		6,780,777
	IT Services – 4.4%
7,156	Accenture PLC, Class A	2,511,112
6,094	Gartner, Inc. (a)	2,749,064
		5,260,176
	Machinery – 2.2%
26,001	PACCAR, Inc.	2,538,998
	Oil, Gas & Consumable Fuels – 1.6%
12,739	Chevron Corp.	1,900,149
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals – 3.5%
37,642	Bristol-Myers Squibb Co.	$1,931,411
13,891	Johnson & Johnson	2,177,275
		4,108,686
	Professional Services – 3.6%
8,794	Automatic Data Processing, Inc.	2,048,738
18,321	Paychex, Inc.	2,182,214
		4,230,952
	Specialty Retail – 6.2%
7,420	Home Depot (The), Inc.	2,571,401
18,375	Ross Stores, Inc.	2,542,916
23,853	TJX (The) Cos., Inc.	2,237,650
		7,351,967
	Technology Hardware, Storage & Peripherals – 2.1%
28,608	NetApp, Inc.	2,522,081
	Total Investments – 98.0%	115,943,680
	(Cost $106,470,937)
	Net Other Assets and Liabilities – 2.0%	2,373,964
	Net Assets – 100.0%	$118,317,644

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$115,943,680	$115,943,680	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) – 95.9%
	Aerospace & Defense – 7.5%
1,653	Airbus SE (EUR)	$255,075
15,519	BAE Systems PLC (GBP)	219,671
1,383	Safran S.A. (EUR)	243,457
1,454	Thales S.A. (EUR)	215,009
		933,212
	Air Freight & Logistics – 1.9%
1,341	DSV A.S. (DKK)	235,425
	Beverages – 3.3%
1,709	Carlsberg A.S., Class B (DKK)	214,312
5,327	Diageo PLC (GBP)	193,924
		408,236
	Building Products – 2.4%
10,184	Assa Abloy AB, Class B (SEK)	293,119
	Capital Markets – 3.7%
1,198	Deutsche Boerse AG (EUR)	246,652
10,200	Japan Exchange Group, Inc. (JPY)	215,792
		462,444
	Chemicals – 2.4%
7,000	Shin-Etsu Chemical Co., Ltd. (JPY)	293,752
	Consumer Staples Distribution & Retail – 1.9%
4,030	Alimentation Couche-Tard, Inc. (CAD)	237,320
	Electrical Equipment – 6.7%
6,406	ABB Ltd. (CHF)	284,102
2,479	Legrand S.A. (EUR)	257,522
1,417	Schneider Electric SE (EUR)	284,358
		825,982
	Entertainment – 2.1%
4,900	Nintendo Co., Ltd. (JPY)	255,738
	Financial Services – 2.2%
11,601	Investor AB, Class B (SEK)	268,572
	Food Products – 1.8%
1,922	Nestle S.A. (CHF)	222,834
	Hotels, Restaurants & Leisure – 5.7%
3,712	Amadeus IT Group S.A. (EUR) (b)	265,869
8,097	Aristocrat Leisure Ltd. (AUD)	225,233
8,067	Compass Group PLC (GBP)	220,665
		711,767
	Household Products – 1.5%
2,772	Reckitt Benckiser Group PLC (GBP)	191,507
Shares	Description	Value

	Insurance – 5.6%
869	Allianz SE (EUR)	$232,110
922	Hannover Rueck SE (EUR)	220,159
454	Zurich Insurance Group AG (CHF)	237,297
		689,566
	IT Services – 3.7%
2,205	CGI, Inc. (CAD) (b)	236,217
1,300	Obic Co., Ltd. (JPY)	223,997
		460,214
	Machinery – 4.3%
5,236	Kone Oyj, Class B (EUR)	261,038
12,513	Sandvik AB (SEK)	270,580
		531,618
	Marine Transportation – 2.1%
765	Kuehne + Nagel International AG (CHF)	263,596
	Metals & Mining – 2.0%
7,122	BHP Group Ltd. (AUD)	244,654
	Oil, Gas & Consumable Fuels – 3.2%
3,204	TotalEnergies SE (EUR)	217,883
8,702	Woodside Energy Group Ltd. (AUD)	184,185
		402,068
	Personal Care Products – 3.7%
527	L’Oreal S.A. (EUR)	262,180
4,129	Unilever PLC (GBP)	199,995
		462,175
	Pharmaceuticals – 10.6%
1,579	AstraZeneca PLC (GBP)	213,343
6,600	Chugai Pharmaceutical Co., Ltd. (JPY)	250,051
11,268	GSK PLC (GBP)	208,289
11,400	Ono Pharmaceutical Co., Ltd. (JPY)	203,421
792	Roche Holding AG (CHF)	230,241
4,300	Shionogi & Co., Ltd. (JPY)	207,315
		1,312,660
	Professional Services – 7.4%
12,184	Computershare Ltd. (AUD)	202,505
2,533	SGS S.A. (CHF)	218,469
1,773	Thomson Reuters Corp. (CAD)	259,223
1,684	Wolters Kluwer N.V. (EUR)	239,260
		919,457
	Software – 4.2%
105	Constellation Software, Inc. (CAD)	260,332
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Software (Continued)
17,323	Sage Group (The) PLC (GBP)	$258,897
		519,229
	Specialty Retail – 2.1%
6,069	Industria de Diseno Textil S.A. (EUR)	264,176
	Trading Companies & Distributors – 3.9%
2,779	Brenntag SE (EUR)	255,309
5,724	Bunzl PLC (GBP)	232,745
		488,054
	Total Common Stocks	11,897,375
	(Cost $10,547,348)
WARRANTS (a) – 0.0%
	Software – 0.0%
92	Constellation Software, Inc. (CAD) (b) (c) (d) (e)	0
	(Cost $0)
	Total Investments – 95.9%	11,897,375
	(Cost $10,547,348)
	Net Other Assets and Liabilities – 4.1%	503,445
	Net Assets – 100.0%	$12,400,820

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with the
provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At December 31, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
SEK	– Swedish Krona

Country Allocation†	% of Net Assets
United Kingdom	15.6%
Japan	13.3
France	11.9
Switzerland	11.8
Canada	8.0
Germany	7.7
Australia	6.9
Sweden	6.7
Spain	4.3
Netherlands	4.0
Denmark	3.6
Finland	2.1
Total Investments	95.9
Net Other Assets and Liabilities	4.1
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

Currency Exposure Diversification	% of Total Investments
EUR	31.3%
GBP	16.3
JPY	13.9
CHF	12.2
CAD	8.3
AUD	7.2
SEK	7.0
DKK	3.8
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$11,897,375	$11,897,375	$—	$—
Warrants*	— **	—	—	— **
Total Investments	$11,897,375	$11,897,375	$—	$— **

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Growth Strength Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS – 98.4%
	Air Freight & Logistics – 1.9%
1,052	Expeditors International of Washington, Inc.	$133,814
	Automobiles – 2.0%
572	Tesla, Inc. (a)	142,131
	Biotechnology – 3.7%
150	Regeneron Pharmaceuticals, Inc. (a)	131,744
335	Vertex Pharmaceuticals, Inc. (a)	136,308
		268,052
	Capital Markets – 2.3%
1,283	Blackstone, Inc.	167,970
	Chemicals – 1.6%
1,460	CF Industries Holdings, Inc.	116,070
	Commercial Services & Supplies – 1.9%
2,773	Copart, Inc. (a)	135,877
	Communications Equipment – 2.1%
651	Arista Networks, Inc. (a)	153,317
	Electronic Equipment, Instruments & Components – 2.1%
1,517	Amphenol Corp., Class A	150,380
	Financial Services – 3.8%
315	Mastercard, Inc., Class A	134,351
519	Visa, Inc., Class A	135,121
		269,472
	Health Care Equipment & Supplies – 2.4%
1,409	DexCom, Inc. (a)	174,843
	Health Care Providers & Services – 6.7%
642	Cencora, Inc.	131,854
232	Humana, Inc.	106,212
347	Molina Healthcare, Inc. (a)	125,375
230	UnitedHealth Group, Inc.	121,088
		484,529
	Hotels, Restaurants & Leisure – 4.3%
44	Booking Holdings, Inc. (a)	156,078
66	Chipotle Mexican Grill, Inc. (a)	150,939
		307,017
	Household Durables – 7.1%
1,204	DR Horton, Inc.	182,984
1,167	Lennar Corp., Class A	173,929
Shares	Description	Value

	Household Durables (Continued)
22	NVR, Inc. (a)	$154,010
		510,923
	Insurance – 1.9%
1,928	W.R. Berkley Corp.	136,348
	Interactive Media & Services – 1.7%
894	Alphabet, Inc., Class A (a)	124,883
	IT Services – 2.3%
543	EPAM Systems, Inc. (a)	161,456
	Machinery – 4.1%
486	Caterpillar, Inc.	143,695
1,535	PACCAR, Inc.	149,893
		293,588
	Metals & Mining – 4.1%
857	Nucor Corp.	149,152
1,225	Steel Dynamics, Inc.	144,673
		293,825
	Oil, Gas & Consumable Fuels – 7.8%
726	Chevron Corp.	108,290
977	ConocoPhillips	113,401
921	EOG Resources, Inc.	111,395
2,861	EQT Corp.	110,606
924	Valero Energy Corp.	120,120
		563,812
	Semiconductors & Semiconductor Equipment – 16.7%
903	Applied Materials, Inc.	146,349
142	Broadcom, Inc.	158,508
1,225	Enphase Energy, Inc. (a)	161,871
262	KLA Corp.	152,301
202	Lam Research Corp.	158,219
293	NVIDIA Corp.	145,099
1,428	ON Semiconductor Corp. (a)	119,281
1,115	QUALCOMM, Inc.	161,262
		1,202,890
	Software – 10.0%
224	Adobe, Inc. (a)	133,639
598	Autodesk, Inc. (a)	145,601
498	Palo Alto Networks, Inc. (a)	146,850
223	ServiceNow, Inc. (a)	157,547
259	Synopsys, Inc. (a)	133,362
		716,999
	Specialty Retail – 3.8%
1,048	Ross Stores, Inc.	145,033
See Notes to Financial Statements

First Trust Growth Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,360	TJX (The) Cos., Inc.	$127,581
		272,614
	Textiles, Apparel & Luxury Goods – 4.1%
244	Deckers Outdoor Corp. (a)	163,097
1,180	NIKE, Inc., Class B	128,112
		291,209
	Total Investments – 98.4%	7,072,019
	(Cost $6,400,041)
	Net Other Assets and Liabilities – 1.6%	113,658
	Net Assets – 100.0%	$7,185,677

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$7,072,019	$7,072,019	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength Hedged Equity Portfolio
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) – 104.2%
	Aerospace & Defense – 5.9%
242	General Dynamics Corp.	$62,840
128	Lockheed Martin Corp.	58,015
117	Northrop Grumman Corp.	54,772
		175,627
	Air Freight & Logistics – 4.1%
493	Expeditors International of Washington, Inc.	62,710
375	United Parcel Service, Inc., Class B	58,961
		121,671
	Beverages – 6.3%
1,042	Coca-Cola (The) Co.	61,405
1,138	Monster Beverage Corp. (b)	65,560
355	PepsiCo, Inc.	60,293
		187,258
	Biotechnology – 10.1%
389	AbbVie, Inc.	60,284
221	Biogen, Inc. (b)	57,188
731	Gilead Sciences, Inc.	59,218
70	Regeneron Pharmaceuticals, Inc. (b)	61,480
157	Vertex Pharmaceuticals, Inc. (b)	63,882
		302,052
	Capital Markets – 4.7%
182	Ameriprise Financial, Inc.	69,129
183	Moody’s Corp.	71,473
		140,602
	Chemicals – 1.9%
204	Air Products and Chemicals, Inc.	55,855
	Commercial Services & Supplies – 2.1%
1,301	Copart, Inc. (b)	63,749
	Communications Equipment – 1.8%
1,074	Cisco Systems, Inc.	54,258
	Consumer Staples Distribution & Retail – 4.2%
105	Costco Wholesale Corp.	69,308
358	Walmart, Inc.	56,439
		125,747
	Electrical Equipment – 2.0%
622	Emerson Electric Co.	60,539
	Electronic Equipment, Instruments & Components – 4.6%
712	Amphenol Corp., Class A	70,581
484	TE Connectivity Ltd.	68,002
		138,583
	Financial Services – 4.2%
148	Mastercard, Inc., Class A	63,124
244	Visa, Inc., Class A	63,525
		126,649
	Food Products – 4.0%
781	Archer-Daniels-Midland Co.	56,404
See Notes to Financial Statements

First Trust Capital Strength Hedged Equity Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Food Products (Continued)
887	Mondelez International, Inc., Class A	$64,245
		120,649
	Ground Transportation – 2.2%
1,849	CSX Corp.	64,105
	Health Care Equipment & Supplies – 2.2%
214	Stryker Corp.	64,084
	Health Care Providers & Services – 4.0%
302	Cencora, Inc.	62,024
108	UnitedHealth Group, Inc.	56,859
		118,883
	Household Durables – 2.4%
551	Garmin Ltd.	70,826
	Household Products – 4.0%
775	Colgate-Palmolive Co.	61,775
384	Procter & Gamble (The) Co.	56,272
		118,047
	Industrial Conglomerates – 2.2%
314	Honeywell International, Inc.	65,849
	Insurance – 6.1%
733	Aflac, Inc.	60,472
303	Marsh & McLennan Cos., Inc.	57,409
905	W.R. Berkley Corp.	64,002
		181,883
	IT Services – 4.7%
191	Accenture PLC, Class A	67,024
163	Gartner, Inc. (b)	73,531
		140,555
	Machinery – 2.4%
721	PACCAR, Inc.	70,406
	Oil, Gas & Consumable Fuels – 1.7%
341	Chevron Corp.	50,864
	Pharmaceuticals – 3.7%
1,007	Bristol-Myers Squibb Co.	51,669
372	Johnson & Johnson	58,307
		109,976
	Professional Services – 3.8%
235	Automatic Data Processing, Inc.	54,748
490	Paychex, Inc.	58,364
		113,112
	Specialty Retail – 6.6%
198	Home Depot (The), Inc.	68,617
492	Ross Stores, Inc.	68,088
638	TJX (The) Cos., Inc.	59,851
		196,556
See Notes to Financial Statements

First Trust Capital Strength Hedged Equity Portfolio
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Technology Hardware, Storage & Peripherals – 2.3%
765	NetApp, Inc.	$67,442
	Total Investments – 104.2%	3,105,827
	(Cost $2,962,007)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS – 0.0%
	Put Options Purchased – 0.0%
4	S&P 500® Index	$1,907,932	$4,010.00	01/19/24	420
28	S&P 500® Mini Index	1,335,544	401.00	01/19/24	280
	Total Purchased Options				700
	(Cost $27,287)
WRITTEN OPTIONS – (7.7)%
	Call Options Written – (7.7)%
(4)	S&P 500® Index	(1,907,932)	4,450.00	01/19/24	(132,332)
(28)	S&P 500® Mini Index	(1,335,544)	444.00	01/19/24	(97,916)
	Total Call Options Written				(230,248)
	(Premiums received $106,780)
	Put Options Written – (0.0)%
(4)	S&P 500® Index	(1,907,932)	3,375.00	01/19/24	(100)
(27)	S&P 500® Mini Index	(1,287,846)	335.00	01/19/24	(54)
	Total Put Options Written				(154)
	(Premiums received $6,005)
	Total Written Options				(230,402)
	(Premiums received $112,785)

Net Other Assets and Liabilities – 3.5%	105,804
Net Assets – 100.0%	$2,981,929

(a)	All or a portion of these securities are pledged to cover index call options written. At December 31, 2023, the segregated value of these securities amounts to $1,437,476.
(b)	Non-income producing security.
See Notes to Financial Statements

First Trust Capital Strength Hedged Equity Portfolio
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,105,827	$3,105,827	$—	$—
Purchased Options	700	700	—	—
Total	$3,106,527	$3,106,527	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(230,402)	$(230,402)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Variable Insurance Trust
Statements of Assets and Liabilities
December 31, 2023

	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
ASSETS:
Investments, at value - Unaffiliated	$902,381,415	$23,279,042	$9,182,846
Investments, at value - Affiliated	—	12,337,041	40,480,696
Total investments, at value	902,381,415	35,616,083	49,663,542
Cash	4,212,996	748,251	776,659
Foreign currency	—	1,706	—
Restricted Cash	—	—	—
Options contracts purchased, at value	—	—	—
Receivables:
Interest	5,522,284	11,079	—
Dividends	666,395	34,957	—
Fund shares sold	74,088	60,915	414
Reclaims	3,287	379	—
From investment advisor	—	11,197	—
Investment securities sold	—	69,691	—
Prepaid expenses	6,164	255	320
Total Assets	912,866,629	36,554,513	50,440,935
LIABILITIES:
Options contracts written, at value	—	—	—
Payables:
Investment advisory fees	457,517	—	370
12b-1 distribution and service fees	190,287	7,534	10,320
Administrative service fees	152,506	6,055	8,312
Fund shares redeemed	142,166	2,337	6,239
Administrative fees	73,445	5,728	2,598
Custodian fees	59,719	28,552	1,500
Licensing fees	57,694	—	11,563
Shareholder reporting fees	41,976	4,702	4,802
Audit and tax fees	32,796	54,878	25,936
Transfer agent fees	12,885	5,477	5,600
Commitment fees	5,289	2,245	—
Legal fees	3,369	119	951
Financial reporting fees	771	771	771
Trustees’ fees and expenses	38	70	69
Investment securities purchased	—	96,469	—
Other liabilities	772	591	745
Total Liabilities	1,231,230	215,528	79,776
NET ASSETS	$911,635,399	$36,338,985	$50,361,159
NET ASSETS consist of:
Paid-in capital	$857,529,066	$34,563,378	$50,218,932
Accumulated distributable earnings (loss)	54,106,333	1,775,607	142,227
NET ASSETS	$911,635,399	$36,338,985	$50,361,159
Investments, at cost - Unaffiliated	$856,312,799	$21,888,261	$9,469,438
Investments, at cost - Affiliated	$—	$12,998,434	$36,163,417
Total investments, at cost	$856,312,799	$34,886,695	$45,632,855
Premiums paid on options contracts purchased	$—	$—	$—
Premiums received on options contracts written	$—	$—	$—
Foreign currency, at cost	$—	$1,712	$—
Class I Shares:
NET ASSETS	$909,989,470	$36,173,901	$50,012,411
NET ASSET VALUE, per share	$13.24	$11.36	$11.44
Number of Shares outstanding	68,715,419	3,185,198	4,371,789
Class II Shares:
NET ASSETS	$1,645,929	$165,084	$348,748
NET ASSET VALUE, per share	$13.28	$11.35	$11.35
Number of Shares outstanding	123,939	14,539	30,736
See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio	First Trust Growth Strength Portfolio	First Trust Capital Strength Hedged Equity Portfolio

$115,943,680	$11,897,375	$7,072,019	$3,105,827
—	—	—	—
115,943,680	11,897,375	7,072,019	3,105,827
2,266,031	884,186	682,065	743,839
—	—	—	—
—	—	—	2,102
—	—	—	700

—	—	—	—
215,389	4,744	6,197	4,481
36,440	33,865	35,455	64,138
—	16,215	—	—
—	9,247	—	—
—	—	—	52,470
714	74	307	766
118,462,254	12,845,706	7,796,043	3,974,323

—	—	—	230,402

43,153	—	4,205	1,831
24,123	2,170	1,300	459
19,540	1,929	1,036	367
1,980	479	28	4
5,460	10,448	—	750
7,293	4,719	2,000	3,664
8,268	1,104	372	147
1,208	910	854	858
26,011	29,412	24,356	10,700
6,002	5,233	2,587	3,587
—	—	—	—
235	3	9	1,872
771	771	771	771
65	71	70	71
—	387,503	572,643	736,776
501	134	135	135
144,610	444,886	610,366	992,394
$118,317,644	$12,400,820	$7,185,677	$2,981,929

$110,884,559	$11,705,361	$6,513,697	$3,005,171
7,433,085	695,459	671,980	(23,242)
$118,317,644	$12,400,820	$7,185,677	$2,981,929
$106,470,937	$10,547,348	$6,400,041	$2,962,007
$—	$—	$—	$—
$106,470,937	$10,547,348	$6,400,041	$2,962,007
$—	$—	$—	$27,287
$—	$—	$—	$112,785
$—	$—	$—	$—

$117,039,036	$11,269,955	$7,185,677	$2,981,929
$13.55	$12.48	$12.63	$9.79
8,635,014	903,219	569,066	304,638

$1,278,608	$1,130,865	$—	$—
$13.56	$12.50	$—	$—
94,321	90,458	—	—
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Operations
For the Period Ended December 31, 2023

	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
INVESTMENT INCOME:
Interest	$21,010,732	$149,238	$28,954
Dividends - Unaffiliated	10,159,019	590,798	430,988
Dividends - Affiliated	—	790,731	909,505
Foreign withholding tax on dividend income	(19,916)	(3,924)	—
Other	—	781	—
Total investment income	31,149,835	1,527,624	1,369,447
EXPENSES:
Investment advisory fees	5,371,449	216,762	165,521
12b-1 distribution and/or service fees:
Class I	2,234,161	89,941	117,536
Administrative service fees	1,790,461	72,007	94,442
Administrative fees	482,813	17,235	55,621
Licensing fees	268,572	—	47,291
Transfer agent fees	101,733	62,467	67,667
Legal fees	91,456	5,480	5,353
Custodian fees	85,109	43,560	(1,783)
Commitment fees	70,431	27,654	—
Audit and tax fees	37,118	62,550	33,877
Shareholder reporting fees	28,485	20,674	20,338
Trustees’ fees and expenses	20,806	20,136	20,145
Expenses previously waived or reimbursed	15,254	—	—
Financial reporting fees	9,250	9,250	9,250
Other	17,987	1,387	1,538
Total expenses	10,625,085	649,103	636,796
Fees waived and expenses reimbursed by the investment advisor	—	(349,626)	(263,722)
Net expenses	10,625,085	299,477	373,074
NET INVESTMENT INCOME (LOSS)	20,524,750	1,228,147	996,373
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	8,256,457	1,128,920	(766,617)
Investments - Affiliated	—	(176,523)	(351,512)
Purchased options contracts	—	—	—
Written options contracts	—	—	—
Futures contracts	(137,916)	—	—
Foreign currency transactions	(53)	(163)	—
Net realized gain (loss)	8,118,488	952,234	(1,118,129)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	60,865,861	306,347	561,764
Investments - Affiliated	—	578,782	4,703,851
Purchased options contracts	—	—	—
Written options contracts	—	—	—
Futures contracts	(4,289)	—	—
Foreign currency translation	—	4	—
Net change in unrealized appreciation (depreciation)	60,861,572	885,133	5,265,615
NET REALIZED AND UNREALIZED GAIN (LOSS)	68,980,060	1,837,367	4,147,486
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,504,810	$3,065,514	$5,143,859

(a)	The Fund’s shares were seeded on May 15, 2023, and commenced operations on May 16, 2023.
(b)	The Fund’s shares were seeded on August 13, 2023, and commenced operations on August 14, 2023.
See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio	First Trust Growth Strength Portfolio (a)	First Trust Capital Strength Hedged Equity Portfolio (b)

$41,842	$5,939	$—	$23
2,057,055	170,464	25,515	16,299
—	—	—	—
—	(21,476)	(12)	—
—	—	2	131
2,098,897	154,927	25,505	16,453

497,229	49,878	10,612	4,936

244,850	18,380	4,421	1,645
198,614	13,838	3,178	591
39,477	16,112	—	—
29,834	9,994	531	197
65,409	61,176	15,657	11,187
9,409	748	71	1,905
11,686	8,161	2,000	3,664
—	—	—	—
30,936	34,403	24,356	10,700
18,689	18,205	5,342	3,431
20,188	20,114	15,455	10,848
—	—	—	—
9,250	9,250	5,776	3,506
2,789	1,215	569	375
1,178,360	261,474	87,968	52,985
(88,221)	(164,120)	(66,744)	(44,759)
1,090,139	97,354	21,224	8,226
1,008,758	57,573	4,281	8,227

1,088,954	(51,966)	46,908	6,785
—	—	—	—
—	—	—	(23,004)
—	—	—	(7,981)
—	—	—	—
—	(5,081)	—	—
1,088,954	(57,047)	46,908	(24,200)

6,652,104	1,357,196	671,978	143,820
—	—	—	—
—	—	—	(26,587)
—	—	—	(117,617)
—	—	—	—
—	1,145	—	—
6,652,104	1,358,341	671,978	(384)
7,741,058	1,301,294	718,886	(24,584)
$8,749,816	$1,358,867	$723,167	$(16,357)
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets

	First Trust/Dow Jones Dividend & Income Allocation Portfolio		First Trust Multi Income Allocation Portfolio
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$20,524,750	$13,619,154	$1,228,147	$1,002,077
Net realized gain (loss)	8,118,488	14,609,267	952,234	1,264,505
Net change in unrealized appreciation (depreciation)	60,861,572	(159,663,670)	885,133	(5,376,408)
Net increase (decrease) in net assets resulting from operations	89,504,810	(131,435,249)	3,065,514	(3,109,826)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(35,520,276)	(131,536,646)	(2,274,103)	(1,663,388)
Class II Shares	(66,821)	(224,108)	(10,044)	(7,380)
Total distributions to shareholders from investment operations	(35,587,097)	(131,760,754)	(2,284,147)	(1,670,768)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	29,596,417	49,426,948	4,008,852	5,865,430
Proceeds from shares reinvested	35,587,097	131,760,754	2,284,147	1,670,768
Cost of shares redeemed	(117,038,003)	(90,334,579)	(8,000,136)	(5,910,244)
Net increase (decrease) in net assets resulting from capital transactions	(51,854,489)	90,853,123	(1,707,137)	1,625,954
Total increase (decrease) in net assets	2,063,224	(172,342,880)	(925,770)	(3,154,640)
NET ASSETS:
Beginning of period	909,572,175	1,081,915,055	37,264,755	40,419,395
End of period	$911,635,399	$909,572,175	$36,338,985	$37,264,755

(a)	The Fund’s shares were seeded on May 15, 2023, and commenced operations on May 16, 2023.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio		First Trust Capital Strength Portfolio		First Trust International Developed Capital Strength Portfolio		First Trust Growth Strength Portfolio
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Period Ended 12/31/2023 (a)

$996,373	$862,615	$1,008,758	$465,978	$57,573	$49,900	$4,281
(1,118,129)	(2,805,365)	1,088,954	(3,113,168)	(57,047)	(588,287)	46,908
5,265,615	(8,881,454)	6,652,104	(3,232,212)	1,358,341	(363,663)	671,978
5,143,859	(10,824,204)	8,749,816	(5,879,402)	1,358,867	(902,050)	723,167

(971,682)	(8,220,598)	(978,326)	(622,719)	(45,199)	(44,922)	(51,187)
(6,917)	(110,833)	(15,748)	(14,736)	(7,869)	(12,172)	—
(978,599)	(8,331,431)	(994,074)	(637,455)	(53,068)	(57,094)	(51,187)

4,366,677	4,818,002	43,203,399	41,605,287	6,832,898	3,507,677	6,868,897
978,599	8,331,431	994,074	637,455	53,068	57,094	51,187
(6,916,235)	(15,030,017)	(20,734,498)	(9,029,288)	(1,794,446)	(661,741)	(406,387)
(1,570,959)	(1,880,584)	23,462,975	33,213,454	5,091,520	2,903,030	6,513,697
2,594,301	(21,036,219)	31,218,717	26,696,597	6,397,319	1,943,886	7,185,677

47,766,858	68,803,077	87,098,927	60,402,330	6,003,501	4,059,615	—
$50,361,159	$47,766,858	$118,317,644	$87,098,927	$12,400,820	$6,003,501	$7,185,677
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets (Continued)

First Trust Capital Strength Hedged Equity Portfolio
Period Ended 12/31/2023 (b)
OPERATIONS:
Net investment income (loss)	$8,227
Net realized gain (loss)	(24,200)
Net change in unrealized appreciation (depreciation)	(384)
Net increase (decrease) in net assets resulting from operations	(16,357)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(6,885)
Class II Shares	—
Total distributions to shareholders from investment operations	(6,885)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	3,561,578
Proceeds from shares reinvested	6,885
Cost of shares redeemed	(563,292)
Net increase (decrease) in net assets resulting from capital transactions	3,005,171
Total increase (decrease) in net assets	2,981,929
NET ASSETS:
Beginning of period	—
End of period	$2,981,929

(b)	The Fund’s shares were seeded on August 13, 2023, and commenced operations on August 14, 2023.
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights
For a Share outstanding throughout each period

Class I Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.47	$16.63	$15.07	$14.68	$12.82
Income from investment operations:
Net investment income (loss)	0.29 (a)	0.20	0.16 (a)	0.21 (a)	0.23
Net realized and unrealized gain (loss)	0.99	(2.32)	1.67	0.85	2.39
Total from investment operations	1.28	(2.12)	1.83	1.06	2.62
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.19)	(0.15)	(0.21)	(0.22)
Net realized gain	(0.22)	(1.85)	(0.12)	(0.46)	(0.54)
Total distributions	(0.51)	(2.04)	(0.27)	(0.67)	(0.76)
Net asset value, end of period	$13.24	$12.47	$16.63	$15.07	$14.68
Total return (b) (c)	10.51%	(12.20)%	12.25%	7.81%	20.77%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$909,989	$907,939	$1,080,143	$1,000,640	$961,210
Ratio of total expenses to average net assets	1.19%	1.20%	1.19%	1.21%	1.21%
Ratio of net expenses to average net assets	1.19%	1.20%	1.19%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	2.29%	1.44%	0.99%	1.49%	1.65%
Portfolio turnover rate	124%	119%	120%	105%	89%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class II Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.50	$16.67	$15.11	$14.71	$12.85
Income from investment operations:
Net investment income (loss)	0.32 (a)	0.24	0.20 (a)	0.24 (a)	0.28 (a)
Net realized and unrealized gain (loss)	1.00	(2.33)	1.67	0.86	2.38
Total from investment operations	1.32	(2.09)	1.87	1.10	2.66
Distributions paid to shareholders from:
Net investment income	(0.32)	(0.23)	(0.19)	(0.24)	(0.26)
Net realized gain	(0.22)	(1.85)	(0.12)	(0.46)	(0.54)
Total distributions	(0.54)	(2.08)	(0.31)	(0.70)	(0.80)
Net asset value, end of period	$13.28	$12.50	$16.67	$15.11	$14.71
Total return (b) (c)	10.84%	(12.02)%	12.50%	8.13%	21.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,646	$1,633	$1,772	$1,524	$1,318
Ratio of total expenses to average net assets	0.94%	0.95%	0.94%	0.96%	0.97%
Ratio of net expenses to average net assets	0.94%	0.95%	0.94%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.54%	1.71%	1.24%	1.74%	2.00%
Portfolio turnover rate	124%	119%	120%	105%	89%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class I Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.13	$12.60	$11.44	$11.55	$10.17
Income from investment operations:
Net investment income (loss)	0.38 (a)	0.31	0.27 (a)	0.22	0.26
Net realized and unrealized gain (loss)	0.58	(1.27)	1.17	0.05	1.40
Total from investment operations	0.96	(0.96)	1.44	0.27	1.66
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.34)	(0.28)	(0.24)	(0.27)
Net realized gain	(0.34)	(0.17)	—	(0.14)	(0.01)
Total distributions	(0.73)	(0.51)	(0.28)	(0.38)	(0.28)
Net asset value, end of period	$11.36	$11.13	$12.60	$11.44	$11.55
Total return (b) (c)	8.94%	(7.52)%	12.69%	2.49%	16.38%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$36,174	$37,121	$40,243	$32,345	$31,012
Ratio of total expenses to average net assets (d)	1.80%	1.73%	1.81%	1.77%	1.80%
Ratio of net expenses to average net assets (d)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.40%	2.61%	2.22%	2.04%	2.42%
Portfolio turnover rate	52%	50%	36%	49%	30%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class II Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.12	$12.60	$11.43	$11.54	$10.17
Income from investment operations:
Net investment income (loss)	0.41 (a)	0.33	0.30 (a)	0.24 (a)	0.30
Net realized and unrealized gain (loss)	0.58	(1.27)	1.18	0.05	1.38
Total from investment operations	0.99	(0.94)	1.48	0.29	1.68
Distributions paid to shareholders from:
Net investment income	(0.42)	(0.37)	(0.31)	(0.26)	(0.30)
Net realized gain	(0.34)	(0.17)	—	(0.14)	(0.01)
Total distributions	(0.76)	(0.54)	(0.31)	(0.40)	(0.31)
Net asset value, end of period	$11.35	$11.12	$12.60	$11.43	$11.54
Total return (b) (c)	9.22%	(7.37)%	13.07%	2.74%	16.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$165	$143	$177	$115	$150
Ratio of total expenses to average net assets (d)	1.55%	1.48%	1.56%	1.49%	1.56%
Ratio of net expenses to average net assets (d)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	3.67%	2.84%	2.50%	2.25%	2.66%
Portfolio turnover rate	52%	50%	36%	49%	30%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class I Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.49	$15.10	$13.68	$12.37	$10.45
Income from investment operations:
Net investment income (loss)	0.23 (a)	0.20	0.06	0.06	0.08
Net realized and unrealized gain (loss)	0.94	(2.75)	1.83	1.31	2.10
Total from investment operations	1.17	(2.55)	1.89	1.37	2.18
Distributions paid to shareholders from:
Net investment income	(0.22)	(0.18)	(0.06)	(0.06)	(0.08)
Net realized gain	—	(1.88)	(0.41)	—	(0.18)
Total distributions	(0.22)	(2.06)	(0.47)	(0.06)	(0.26)
Net asset value, end of period	$11.44	$10.49	$15.10	$13.68	$12.37
Total return (b) (c)	11.28%	(17.05)%	13.87%	11.09%	20.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,012	$47,164	$67,914	$49,762	$50,843
Ratio of total expenses to average net assets (d)	1.35%	1.21%	1.16%	1.35%	1.23%
Ratio of net expenses to average net assets (d)	0.79%	0.83%	0.72%	0.83%	0.77%
Ratio of net investment income (loss) to average net assets	2.11%	1.58%	0.39%	0.48%	0.62%
Portfolio turnover rate	161%	220%	78%	284%	34%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class II Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.41	$15.00	$13.63	$12.37	$10.44
Income from investment operations:
Net investment income (loss)	0.24 (a)	0.25	0.08	0.09	0.10
Net realized and unrealized gain (loss)	0.95	(2.75)	1.79	1.26	2.12
Total from investment operations	1.19	(2.50)	1.87	1.35	2.22
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.21)	(0.09)	(0.09)	(0.11)
Net realized gain	—	(1.88)	(0.41)	—	(0.18)
Total distributions	(0.25)	(2.09)	(0.50)	(0.09)	(0.29)
Net asset value, end of period	$11.35	$10.41	$15.00	$13.63	$12.37
Total return (b) (c)	11.55%	(16.81)%	13.84%	10.96%	21.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$349	$603	$889	$104	$109
Ratio of total expenses to average net assets (d)	1.08%	4.92%	6.52%	34.33%	26.37%
Ratio of net expenses to average net assets (d)	0.54%	0.58%	0.47%	0.57%	0.52%
Ratio of net investment income (loss) to average net assets	2.21%	1.80%	0.97%	0.72%	0.87%
Portfolio turnover rate	161%	220%	78%	284%	34%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class I Shares	Year Ended			Period Ended 12/31/2020 (a)
	12/31/2023	12/31/2022	12/31/2021
Net asset value, beginning of period	$12.69	$14.33	$12.06	$10.00
Income from investment operations:
Net investment income (loss)	0.13 (b)	0.08	0.07	0.02
Net realized and unrealized gain (loss)	0.85	(1.61)	2.95	2.39
Total from investment operations	0.98	(1.53)	3.02	2.41
Distributions paid to shareholders from:
Net investment income	(0.12)	(0.08)	(0.07)	(0.02)
Net realized gain	—	(0.03)	(0.68)	(0.33)
Total distributions	(0.12)	(0.11)	(0.75)	(0.35)
Net asset value, end of period	$13.55	$12.69	$14.33	$12.06
Total return (c) (d)	7.75%	(10.68)%	25.29%	24.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$117,039	$85,561	$59,093	$14,831
Ratio of total expenses to average net assets	1.19%	1.27%	1.52%	4.37%(e)
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%(e)
Ratio of net investment income (loss) to average net assets	1.01%	0.67%	0.65%	0.60%(e)
Portfolio turnover rate	107%	133%	115%	79%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class II Shares	Year Ended			Period Ended 12/31/2020 (a)
	12/31/2023	12/31/2022	12/31/2021
Net asset value, beginning of period	$12.69	$14.33	$12.06	$10.00
Income from investment operations:
Net investment income (loss)	0.16 (b)	0.11	0.10	0.04
Net realized and unrealized gain (loss)	0.86	(1.61)	2.95	2.39
Total from investment operations	1.02	(1.50)	3.05	2.43
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.11)	(0.10)	(0.04)
Net realized gain	—	(0.03)	(0.68)	(0.33)
Total distributions	(0.15)	(0.14)	(0.78)	(0.37)
Net asset value, end of period	$13.56	$12.69	$14.33	$12.06
Total return (c) (d)	8.10%	(10.46)%	25.60%	24.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,279	$1,538	$1,309	$629
Ratio of total expenses to average net assets	0.94%	1.03%	1.33%	6.90%(e)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%(e)
Ratio of net investment income (loss) to average net assets	1.24%	0.90%	0.91%	0.84%(e)
Portfolio turnover rate	107%	133%	115%	79%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class I Shares	Year Ended			Period Ended 12/31/2020 (a)
	12/31/2023	12/31/2022	12/31/2021
Net asset value, beginning of period	$10.75	$13.50	$12.68	$10.00
Income from investment operations:
Net investment income (loss)	0.08 (b)	0.14	0.16	0.01
Net realized and unrealized gain (loss)	1.73	(2.76)	2.22	3.57
Total from investment operations	1.81	(2.62)	2.38	3.58
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.09)	(0.25)	(0.06)
Net realized gain	—	(0.04)	(1.31)	(0.84)
Total distributions	(0.08)	(0.13)	(1.56)	(0.90)
Net asset value, end of period	$12.48	$10.75	$13.50	$12.68
Total return (c) (d)	16.90%	(19.38)%	19.24%	36.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,270	$5,049	$3,059	$1,199
Ratio of total expenses to average net assets	3.17%	5.00%	7.59%	20.98%(e)
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%(e)
Ratio of net investment income (loss) to average net assets	0.65%	1.02%	0.89%	0.14%(e)
Portfolio turnover rate	90%	76%	83%	52%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period

Class II Shares	Year Ended			Period Ended 12/31/2020 (a)
	12/31/2023	12/31/2022	12/31/2021
Net asset value, beginning of period	$10.75	$13.50	$12.69	$10.00
Income from investment operations:
Net investment income (loss)	0.12 (b)	0.16	0.21	0.03
Net realized and unrealized gain (loss)	1.73	(2.77)	2.19	3.58
Total from investment operations	1.85	(2.61)	2.40	3.61
Distributions paid to shareholders from:
Net investment income	(0.10)	(0.10)	(0.25)	(0.08)
Net realized gain	—	(0.04)	(1.34)	(0.84)
Total distributions	(0.10)	(0.14)	(1.59)	(0.92)
Net asset value, end of period	$12.50	$10.75	$13.50	$12.69
Total return (c) (d)	17.23%	(19.28)%	19.44%	36.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,131	$954	$1,000	$739
Ratio of total expenses to average net assets	2.92%	4.75%	8.07%	20.95%(e)
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%(e)
Ratio of net investment income (loss) to average net assets	1.00%	1.27%	1.51%	0.37%(e)
Portfolio turnover rate	90%	76%	83%	52%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust Growth Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period

Class I Shares	Period Ended 12/31/2023 (a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss) (b)	0.02
Net realized and unrealized gain (loss)	2.71
Total from investment operations	2.73
Distributions paid to shareholders from:
Net investment income	(0.01)
Net realized gain	(0.09)
Total distributions	(0.10)
Net asset value, end of period	$12.63
Total return (c) (d)	27.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,186
Ratio of total expenses to average net assets	4.46%(e)
Ratio of net expenses to average net assets	1.20%(e)
Ratio of net investment income (loss) to average net assets	0.24%(e)
Portfolio turnover rate	51%

(a)	The Fund’s shares were seeded on May 15, 2023, and commenced operations on May 16, 2023.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust Capital Strength Hedged Equity Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period

Class I Shares	Period Ended 12/31/2023 (a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss) (b)	0.05
Net realized and unrealized gain (loss)	(0.23)
Total from investment operations	(0.18)
Distributions paid to shareholders from:
Net investment income	(0.03)
Net asset value, end of period	$9.79
Total return (c) (d)	(1.79)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,982
Ratio of total expenses to average net assets	6.87%(e)
Ratio of net expenses to average net assets	1.25%(e)
Ratio of net investment income (loss) to average net assets	1.25%(e)
Portfolio turnover rate	49%

(a)	The Fund’s shares were seeded on August 13, 2023, and commenced operations on August 14, 2023.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Variable Insurance Trust
December 31, 2023
1. Organization
First Trust Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of seven series (each a “Fund” and collectively, the “Funds”), First Trust/Dow Jones Dividend & Income Allocation Portfolio (“First Trust Dow Jones”), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio (“First Trust Multi Income”), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio (“First Trust Dorsey Wright”), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio (“First Trust Capital Strength”), which commenced operations on May 1, 2020, First Trust International Developed Capital Strength Portfolio (“First Trust International”), which commenced operations on May 1, 2020, First Trust Growth Strength Portfolio (“First Trust Growth Strength”), which commenced operations on May 16, 2023, and First Trust Capital Strength Hedged Equity Portfolio (“First Trust Capital Strength Hedged Equity”), which commenced operations on August 14, 2023. Each Fund’s shares are sold only to variable insurance accounts (each an “Account”) to fund the benefits of the variable annuity and variable life insurance contracts (each a “Contract” and collectively, the “Contracts”) issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a “Participating Insurance Company”).
First Trust Dow Jones’ investment objective seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions, at the time of purchase at least 80% of the Fund’s net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. (“First Trust” or the “Advisor”) reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.
First Trust Dow Jones’ fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated “BBB–” or higher by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc. or “Baa3” or higher by Moody’s Investors Service, Inc., and those short-term debt securities rated “A-3” or higher by Standard & Poor’s Financial Services LLC, “F3” or higher by Fitch Ratings, Inc. or “Prime 3” or higher by Moody’s Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the “Bond Index”) and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite AverageTM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds (“ETFs”) that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities. The Fund may also invest in companies with various market capitalizations and when-issued, to-be-announced (“TBA”) and delayed delivery securities.
First Trust Multi Income’s primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio management teams.
The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.
First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.
In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. The Fund also invests in the equity securities of domestic and foreign issuers (including emerging markets) listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). The Fund may invest in equity securities issued by small, mid or large capitalization companies. The Fund may also invest in bank loans, covenant-lite loans, hybrid capital securities, senior loans and when-issued, TBA and delayed delivery securities.
First Trust Dorsey Wright’s investment objective seeks to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate CoreTM Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital StrengthTM Index which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital StrengthTM Index which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust Growth Strength seeks to provide long-term capital appreciation. First Trust Growth Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and REITs that comprise The Growth Strength™ Index which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust Capital Strength Hedged Equity seeks to provide long-term capital appreciation. First Trust Capital Strength Hedged Equity seeks to achieve its investment objective by investing primarily in the common stocks and equity securities of REITs that comprise The Capital Strength™ Index which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust Dow Jones, First Trust Multi Income, First Trust Dorsey Wright, First Trust Capital Strength, and First Trust International offer two classes of shares: Class I and Class II. First Trust Growth Strength and First Trust Capital Strength Hedged Equity offer one class of shares: Class I. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund’s shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures approved by the Trust’s Board of Trustees (the “Board”), and in

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts (other than FLexible EXchange® Options (“FLEX Options”) contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service.  If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower/issuer, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
borrower’s/issuer’s competitive position within the industry;
15)
borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2023, is included with each Fund’s Portfolio of Investments.
B. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
First Trust Capital Strength Hedged Equity purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Fund holds that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by the Fund at December 31, 2023 are FLEX Options.
When the Fund writes (sells) an option, an amount equal to the premium received is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statement of Assets and Liabilities. Gain or loss on purchased options is included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Cash and Cash Equivalents
Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year, cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength, First Trust International, First Trust Growth Strength, or First Trust Capital Strength Hedged Equity. The percentage of each Fund’s net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.
E. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
F. Futures Contracts
First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
I. Affiliated Transactions
First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in First Trust Multi Income at December 31, 2023, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2023	Value at 12/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2023	Dividend Income
First Trust Institutional Preferred Securities and Income ETF	150,482	$2,211,272	$797,668	$(327,837)	$25,471	$(23,480)	$2,683,094	$160,864
First Trust Intermediate Government Opportunities ETF	18,000	—	355,455	—	13,995	—	369,450	5,196
First Trust Limited Duration Investment Grade Corporate ETF	42,558	975,489	258,290	(440,579)	13,687	12	806,899	37,020
First Trust Long Duration Opportunities ETF	—	10,943	668,842	(656,530)	2,823	(26,078)	—	5,180
First Trust Low Duration Opportunities ETF	—	1,173,397	457,107	(1,662,610)	81,942	(49,836)	—	10,345
First Trust Preferred Securities and Income ETF	51,159	709,162	256,688	(106,067)	553	2,205	862,541	54,100
First Trust Senior Loan ETF	95,642	4,663,534	169,545	(578,628)	182,749	(30,973)	4,406,227	355,593
First Trust Tactical High Yield ETF	77,191	2,530,360	752,764	(283,483)	257,562	(48,373)	3,208,830	162,433
		$12,274,157	$3,716,359	$(4,055,734)	$578,782	$(176,523)	$12,337,041	$790,731

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2023, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2023	Value at 12/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2023	Dividend Income
First Trust Brazil AlphaDEX® Fund	—	$477,453	$—	$(476,074)	$26,836	$(28,215)	$—	$—
First Trust Consumer Discretionary AlphaDEX® Fund	58,356	—	4,070,982	(961,098)	314,545	17,408	3,441,837	16,841
First Trust Developed Markets ex-US AlphaDEX® Fund	56,871	1,223,034	3,993,601	(2,567,554)	248,940	88,275	2,986,296	113,502
First Trust Dow Jones Global Select Dividend Index Fund	54,568	—	2,135,630	(929,768)	69,523	(60,701)	1,214,684	65,955
First Trust Dow Jones Internet Index Fund	18,285	—	4,068,904	(1,148,491)	466,594	24,060	3,411,067	—
First Trust Emerging Markets AlphaDEX® Fund	134,936	1,218,079	4,069,392	(2,622,883)	265,204	56,342	2,986,134	98,422
First Trust Energy AlphaDEX® Fund	—	1,158,087	—	(1,168,814)	39,303	(28,576)	—	—
First Trust Enhanced Short Maturity ETF	—	23,181,600	297,950	(23,507,527)	(31,200)	59,177	—	310,243
First Trust Financials AlphaDEX® Fund	—	—	1,130,430	(883,056)	—	(247,374)	—	5,211
First Trust India NIFTY 50 Equal Weight ETF	23,025	467,662	1,677,674	(1,114,165)	148,298	65,263	1,244,732	1,939
First Trust Industrials/Producer Durables AlphaDEX® Fund	52,542	1,150,476	2,993,214	(1,199,450)	375,246	88,388	3,407,874	25,092
First Trust Japan AlphaDEX® Fund	22,870	499,924	1,596,653	(1,129,649)	59,613	125,878	1,152,419	41,099
First Trust Large Cap Core AlphaDEX® Fund	40,262	—	4,118,389	(1,086,186)	535,650	62,334	3,630,187	16,081
First Trust Large Cap Growth AlphaDEX® Fund	33,327	—	4,583,501	(1,318,497)	359,539	26,763	3,651,306	16,790
First Trust Latin America AlphaDEX® Fund	58,837	484,687	1,615,501	(1,119,431)	159,092	83,372	1,223,221	44,905
First Trust Materials AlphaDEX® Fund	—	1,115,644	15,719	(1,165,507)	39,404	(5,260)	—	4,046
First Trust Mid Cap Core AlphaDEX® Fund	36,445	1,272,832	3,401,866	(1,251,592)	414,938	(31,364)	3,806,680	38,621
First Trust Mid Cap Value AlphaDEX® Fund	—	1,274,146	3,400,431	(4,363,787)	40,623	(351,413)	—	39,120
First Trust NASDAQ-100- Technology Sector Index Fund	19,868	—	4,035,647	(1,032,449)	477,825	5,215	3,486,238	1,454
First Trust Nasdaq Food & Beverage ETF	—	1,156,820	3,300,362	(4,167,578)	(10,263)	(279,341)	—	15,048
First Trust Nasdaq Oil & Gas ETF	—	1,204,069	—	(1,097,326)	(25,408)	(81,335)	—	6,249
First Trust Nasdaq Semiconductor ETF	43,780	—	3,931,399	(1,039,429)	576,109	101,304	3,569,383	19,592
First Trust Small Cap Value AlphaDEX® Fund	—	1,265,282	2,319,463	(3,489,090)	44,739	(140,394)	—	3,340
First Trust Switzerland AlphaDEX® Fund	19,504	503,524	1,584,633	(1,026,902)	108,701	98,682	1,268,638	25,955
		$37,653,319	$58,341,341	$(59,866,303)	$4,703,851	$(351,512)	$40,480,696	$909,505

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
J. Dividends and Distributions to Shareholders
Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Dow Jones	$(53)	$53	$—
First Trust Multi Income	350,312	(347,761)	(2,551)
First Trust Dorsey Wright	—	—	—
First Trust Capital Strength	(1,092)	—	1,092
First Trust International	1,556	(2,931)	1,375
First Trust Growth Strength	—	—	—
First Trust Capital Strength Hedged Equity	—	—	—
Accumulated distributable earnings (loss) on the Statements of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by each Fund listed below during the fiscal period ended December 31, 2023, were as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$20,085,752	$15,501,345	$—
First Trust Multi Income	1,215,837	1,068,310	—
First Trust Dorsey Wright	978,599	—	—
First Trust Capital Strength	994,074	—	—
First Trust International	53,068	—	—
First Trust Growth Strength	51,187	—	—
First Trust Capital Strength Hedged Equity	6,885	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$67,241,853	$64,518,901	$—
First Trust Multi Income	1,102,314	568,454	—
First Trust Dorsey Wright	4,400,647	3,930,784	—
First Trust Capital Strength	550,585	86,870	—
First Trust International	37,960	19,134	—

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
As of December 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$8,380,935	$713,727	$45,011,671
First Trust Multi Income	323,229	743,384	708,994
First Trust Dorsey Wright	91,700	(3,937,965)	3,988,492
First Trust Capital Strength	13,592	(1,883,770)	9,303,263
First Trust International	58,735	(625,010)	1,261,734
First Trust Growth Strength	4,009	54	667,917
First Trust Capital Strength Hedged Equity	1,342	(155,553)	130,969
K. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022 and 2023 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income, First Trust Dorsey Wright, First Trust Capital Strength, and First Trust International. The taxable period ended 2023 remains open to federal and state audit for First Trust Growth Strength and First Trust Capital Strength Hedged Equity. As of December 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforward
First Trust Dow Jones	$—
First Trust Multi Income	—
First Trust Dorsey Wright	3,937,965
First Trust Capital Strength	1,883,770
First Trust International	625,010
First Trust Growth Strength	—
First Trust Capital Strength Hedged Equity	155,553

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
During the taxable year ended December 31, 2023, the following Fund utilized non-expiring capital loss carryforwards in the following amount:
Capital Loss Carryforward Utilized
First Trust Capital Strength	$1,166,228
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$857,369,744	$83,124,159	$(38,112,488)	$45,011,671
First Trust Multi Income	34,907,097	2,398,828	(1,689,842)	708,986
First Trust Dorsey Wright	45,675,050	4,463,023	(474,531)	3,988,492
First Trust Capital Strength	106,640,417	11,236,065	(1,932,802)	9,303,263
First Trust International	10,636,814	1,423,726	(163,165)	1,260,561
First Trust Growth Strength	6,404,102	730,560	(62,643)	667,917
First Trust Capital Strength Hedged Equity	2,745,156	159,959	(28,990)	130,969
L. Expenses
Each Fund will pay all expenses directly related to its operations.
Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.
First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength, First Trust International, First Trust Growth Strength and First Trust Capital Strength Hedged Equity, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, First Trust International, and First Trust Growth Strength, 0.35% of the average daily net assets for First Trust Dorsey Wright, 0.50% of the average daily net assets for First Trust Capital Strength and 0.75% of the average daily net assets for First Trust Capital Strength Hedged Equity. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund.
In addition, First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund’s investments in other investment companies (“acquired fund fees and expenses”). The total of net expenses and acquired fund fees and expenses represents each Fund’s total net annual operating expenses.
First Trust Multi Income and First Trust have retained Energy Income Partners, LLC (“EIP”) and Stonebridge Advisors LLC (“Stonebridge”) (collectively, the “Sub-Advisors”), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income’s investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income’s investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income’s investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income’s investment portfolio.
For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust’s waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund’s average daily net assets allocated to Stonebridge.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as sub-advisor to First Trust Capital Strength Hedged Equity. Pursuant to the Investment Management Agreement and the Investment Sub-Advisory Agreement, Vest is responsible for the selection and ongoing monitoring of the securities in the First Trust Capital Strength Hedge Equity’s investment portfolio, and First Trust will supervise Vest and its management of the investment of the Fund’s assets.
First Trust has agreed to waive fees and/or pay First Trust Dow Jones’, First Trust Multi Income’s and First Trust International’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of each Fund’s average daily net assets per year at least until May 1, 2025. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright’s expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2025. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2025. First Trust has agreed to waive fees and/or pay First Trust Growth Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% (the “Expense Cap”) of the Fund’s average daily net assets per year at least until May 12, 2025. First Trust has agreed to waive fees and/or pay First Trust Capital Strength Hedged Equity’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.25% (the “Expense Cap”) of the Fund’s average daily net assets per year at least until August 10, 2025.
Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived or expenses reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in “Expenses previously waived or reimbursed” on the Statements of Operations.
The advisory fee waivers and expense reimbursements for the period ended December 31, 2023, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2023, are included in the following table.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
			Fees Waived or Expenses Borne by First Trust Subject to Recovery
	Fees Waived	Expenses Reimbursed	Year Ended December 31, 2021	Year Ended December 31, 2022	Period Ended December 31, 2023	Total
First Trust Dow Jones	$—	$—	$—	$—	$—	$—
First Trust Multi Income	215,956	—	216,153	203,330	215,956	635,439
First Trust Dorsey Wright	165,521	98,201	301,093	236,543	263,722	801,358
First Trust Capital Strength	88,221	—	147,773	118,374	88,221	354,368
First Trust International	49,878	114,242	188,132	176,656	164,120	528,908
First Trust Growth Strength	10,612	56,132	—	—	66,744	66,744
First Trust Capital Strength Hedged Equity	4,936	39,823	—	—	44,759	44,759
During the year ended December 31, 2023, First Trust recovered $15,254 in fees that were previously waived or reimbursed in First Trust Dow Jones.
First Trust agreed to waive fees in the amount of 0.37% of the First Trust Multi Income’s average daily net assets through May 1, 2025. During the year ended December 31, 2023, First Trust reimbursed First Trust Multi Income $133,670 of fees that are not subject to recovery.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as each Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
The Bank of New York Mellon (“BNYM”) serves as each Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. Prior to September 25, 2023, Brown Brothers Harriman & Co. served as First Trust Dorsey Wright’s administrator, fund accountant and custodian. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds’ books of account, records of the Funds’ securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions for First Trust Dow Jones were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	2,337,724	$29,547,140	3,590,571	$49,301,276
Class II	3,883	49,277	9,992	125,672
Total Sales	2,341,607	$29,596,417	3,600,563	$49,426,948

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class I	2,814,515	$35,520,276	10,887,598	$131,536,646
Class II	5,272	66,821	18,494	224,108
Total Dividend Reinvestment	2,819,787	$35,587,097	10,906,092	$131,760,754
Redemptions:
Class I	(9,263,508)	$(116,830,722)	(6,602,723)	$(90,278,746)
Class II	(15,858)	(207,281)	(4,150)	(55,833)
Total Redemptions	(9,279,366)	$(117,038,003)	(6,606,873)	$(90,334,579)
Capital transactions for First Trust Multi Income were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	358,203	$4,000,770	498,581	$5,865,419
Class II	743	8,082	1	11
Total Sales	358,946	$4,008,852	498,582	$5,865,430
Dividend Reinvestment:
Class I	207,483	$2,274,103	151,056	$1,663,388
Class II	915	10,044	670	7,380
Total Dividend Reinvestment	208,398	$2,284,147	151,726	$1,670,768
Redemptions:
Class I	(716,908)	$(8,000,030)	(507,883)	$(5,890,139)
Class II	(10)	(106)	(1,808)	(20,105)
Total Redemptions	(716,918)	$(8,000,136)	(509,691)	$(5,910,244)
Capital transactions for First Trust Dorsey Wright were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	400,274	$4,286,823	378,561	$4,751,605
Class II	7,104	79,854	4,874	66,397
Total Sales	407,378	$4,366,677	383,435	$4,818,002
Dividend Reinvestment:
Class I	87,797	$971,682	762,186	$8,220,598
Class II	628	6,917	10,364	110,833
Total Dividend Reinvestment	88,425	$978,599	772,550	$8,331,431

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Redemptions:
Class I	(611,452)	$(6,545,987)	(1,141,990)	$(14,816,981)
Class II	(34,930)	(370,248)	(16,542)	(213,036)
Total Redemptions	(646,382)	$(6,916,235)	(1,158,532)	$(15,030,017)
Capital transactions for First Trust Capital Strength were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	3,390,231	$42,838,133	3,256,626	$41,033,791
Class II	29,037	365,266	45,798	571,496
Total Sales	3,419,268	$43,203,399	3,302,424	$41,605,287
Dividend Reinvestment:
Class I	75,027	$978,326	50,788	$622,719
Class II	1,214	15,748	1,200	14,736
Total Dividend Reinvestment	76,241	$994,074	51,988	$637,455
Redemptions:
Class I	(1,573,166)	$(19,994,671)	(688,055)	$(8,809,025)
Class II	(57,134)	(739,827)	(17,145)	(220,263)
Total Redemptions	(1,630,300)	$(20,734,498)	(705,200)	$(9,029,288)
Capital transactions for First Trust International were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	567,268	$6,638,563	297,294	$3,339,095
Class II	16,692	194,335	14,642	168,582
Total Sales	583,960	$6,832,898	311,936	$3,507,677
Dividend Reinvestment:
Class I	3,785	$45,199	4,353	$44,922
Class II	658	7,869	1,179	12,172
Total Dividend Reinvestment	4,443	$53,068	5,532	$57,094
Redemptions:
Class I	(137,698)	$(1,614,347)	(58,466)	$(649,249)
Class II	(15,652)	(180,099)	(1,171)	(12,492)
Total Redemptions	(153,350)	$(1,794,446)	(59,637)	$(661,741)

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
Capital transactions for First Trust Growth Strength were as follows:
	Period Ended December 31, 2023
	Shares	Value
Sales:
Class I	599,027	$6,868,897
Total Sales	599,027	$6,868,897
Dividend Reinvestment:
Class I	4,050	$51,187
Total Dividend Reinvestment	4,050	$51,187
Redemptions:
Class I	(34,011)	$(406,387)
Total Redemptions	(34,011)	$(406,387)
Capital transactions for First Trust Capital Strength Hedged Equity were as follows:
	Period Ended December 31, 2023
	Shares	Value
Sales:
Class I	361,726	$3,561,578
Total Sales	361,726	$3,561,578
Dividend Reinvestment:
Class I	710	$6,885
Total Dividend Reinvestment	710	$6,885
Redemptions:
Class I	(57,798)	$(563,292)
Total Redemptions	(57,798)	$(563,292)
5. Purchases and Sales of Securities
For the period ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$582,566,663	$653,938,108
First Trust Multi Income	16,452,168	19,778,696
First Trust Dorsey Wright	75,562,545	77,345,564
First Trust Capital Strength	128,047,668	105,101,990
First Trust International	12,181,073	7,284,433
First Trust Growth Strength	7,932,873	1,579,326
First Trust Capital Strength Hedged Equity	3,956,424	949,919

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
For the period ended December 31, 2023, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$516,491,864	$510,492,426
First Trust Multi Income	1,874,125	1,388,923
First Trust Dorsey Wright	—	—
First Trust Capital Strength	—	—
First Trust International	—	—
First Trust Growth Strength	—	—
First Trust Capital Strength Hedged Equity	—	—
6. Derivative Transactions
The following table presents the type of derivatives held by First Trust Capital Strength Hedged Equity at December 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Dow Jones, First Trust Multi Income, First Trust Dorsey Wright, First Trust International, First Trust Capital Strength, and First Trust Growth Strength did not hold any derivative instruments as of December 31, 2023.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$700	Options contracts written, at value	$230,402
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended December 31, 2023, on derivative instruments held by First Trust Dow Jones and First Trust Capital Strength Hedged Equity, as well as the primary underlying risk exposure associated with each instrument. First Trust Multi Income, First Trust Dorsey Wright, First Trust International, First Trust Capital Strength, and First Trust Growth Strength Equity did not hold any derivative instruments during the period ended December 31, 2023.
Statements of Operations Location	First Trust Dow Jones	First Trust Capital Strength Hedged Equity
Equity Risk Exposure
Net realized gain (loss) on purchased options contracts	$—	$(23,004)
Net realized gain (loss) on written options contracts	—	(7,981)
Net unrealized appreciation (depreciation) on purchased options contracts	—	(26,587)
Net change in unrealized appreciation (depreciation) on written options contracts	—	(117,617)
Interest Risk Exposure
Net realized gain (loss) on futures contracts	(137,916)	—
Net change in unrealized appreciation (depreciation) on futures contracts	(4,289)	—
During the fiscal year ended December 31, 2023, for First Trust Dow Jones, the notional value of futures contracts opened and closed were $34,704,162 and $52,355,670, respectively. During the period ended December 31, 2023, for First Trust Capital Strength Hedged Equity, the premiums for purchased options contracts opened were $50,787, and the premiums for purchased options closed, exercised and expired were $23,500. The premiums for written options contracts opened were $134,790, and the premiums for written options closed, exercised and expired were $22,005.
First Trust Capital Strength Hedged Equity does not have the right to offset financial assets and liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2023
7. 12b-1 Service Plan
The Trust has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.
First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners’ accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund’s Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund’s Class I shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.
During the period ended December 31, 2023, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust’s Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.
8. Borrowings
The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. The borrowing rate is the applicable Term SOFR rate plus 125 basis points. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the “Commitment fees” line item. To the extent that either Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2023.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Other Matters
By operation of law, the First Trust Capital Strength and First Trust International portfolios now operate as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to a vote of the Board of Trustees of the First Trust Variable Insurance Trust on September 11, 2023, effective February 23, 2024, each Fund will no longer offer Class II shares, and Class II will be terminated as a class of shares of each Fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Variable Insurance Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio, First Trust International Developed Capital Strength Portfolio, First Trust Growth Strength Portfolio, and First Trust Capital Strength Hedged Equity Portfolio (the “Funds”), each a series of the First Trust Variable Insurance Trust, including the portfolios of investments, as of December 31, 2023, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
First Trust/Dow Jones Dividend & Income Allocation Portfolio	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020 and 2019
First Trust Multi Income Allocation Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Capital Strength Portfolio	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021 and for the period from May 1, 2020 (commencement of operations) through December 31, 2020
First Trust International Developed Capital Strength Portfolio
First Trust Growth Strength Portfolio	For the period from May 16, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Hedged Equity Portfolio	For the period from August 14, 2023 (commencement of operations) through December 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 15, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended December 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust/Dow Jones Dividend & Income Allocation Portfolio	34.36%
First Trust Multi Income Allocation Portfolio	18.69%
First Trust Dorsey Wright Tactical Core Portfolio	21.70%
First Trust Capital Strength Portfolio	100.00%
First Trust International Developed Capital Strength Portfolio	0.00%
First Trust Growth Strength Portfolio	41.70%
First Trust Capital Strength Hedged Equity Portfolio	100.00%
Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended December 31, 2023, none qualify as qualified dividend income.
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended December 31, 2023, the below Funds designated long-term capital gain distributions in the following amounts:
Long-Term Capital Gain Distributions
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$15,501,345
First Trust Multi Income Allocation Portfolio	1,068,310
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2023, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust International Developed Capital Strength Portfolio	$170,464	$0.17	$17,341	$0.02

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
Licensing Information
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM to track general market performance. S&P Dow Jones Indices’ only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM are determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM and DOW JONES COMPOSITE AVERAGETM will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The First Trust Dorsey Wright Tactical Core Portfolio (the “Portfolio”) is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC or its affiliates (“Licensor”).  Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio.  Licensor’s only relationship to First Trust Advisors L.P. (“First Trust”) is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate CoreTM Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining,

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
composing or calculating Dorsey Wright Tactical Tilt Moderate CoreTM Index.  Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash.  Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORETM INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORETM INDEX OR ANY DATA INCLUDED THEREIN.  LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORETM INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.
First Trust does not guarantee the accuracy and/or the completeness of The Capital StrengthTM Index, The International Capital StrengthTM Index and/or The Growth StrengthTM Index (together, the “Indexes”) or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.
The First Trust Capital Strength Portfolio, the First Trust International Developed Capital Strength Portfolio, the First Trust Growth Strength Portfolio, and the First Trust Capital Strength Hedged Equity Portfolio (the “Capital Strength Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before

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investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
ASSET-BACKED SECURITIES RISK.  Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying ETF.
BANK LOANS RISK.  Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying ETF holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the underlying ETF to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK.  Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying ETF is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying ETF would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the underlying ETF’s income.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
COUNTERPARTY RISK. Underlying fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. An underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOANS RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an underlying ETF’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security held by an underlying ETF may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in an underlying ETF’s portfolio. An underlying ETF’s net asset value could decline if a currency to which an underlying ETF has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of

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such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such an underlying ETF may change quickly and without warning.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of a Fund in general, may fall in value due to current market conditions.  As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact a Fund, and any regulatory changes could adversely impact a Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of a Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.  Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although a Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK.  Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary

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receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. A Fund’s investment in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect a Fund’s performance.
EMERGING MARKETS RISK. A Fund may invest in ETFs that hold investments in securities issued by emerging market governments and companies operating in emerging market countries. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY INFRASTRUCTURE COMPANIES RISK. Energy infrastructure companies, including MLPs and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies.
Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.
EQUITY SECURITIES RISK.  The value of an underlying ETF’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

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ETF RISK.  A Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as certain structural risks, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
EUROPE RISK. A Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing an underlying ETF to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. To the extent an underlying ETF invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the underlying ETF needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as an underlying ETF, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for a Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the

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issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. A Fund may invest in ETFs that hold debt securities. An underlying ETF’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the ETF otherwise needs to purchase additional debt securities.
INDEX CONCENTRATION RISK. A Fund that tracks an index will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that a Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
INDEX PROVIDER RISK. There is no assurance that an Index Provider, or any agents that act on its behalf, will compile an Index accurately, or that an Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. An Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an Index, and do not guarantee that an Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage a Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate an Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by a Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of an Index or other modification of Index constituents or weightings. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where an Index is less commonly used as a benchmark by funds or advisors. For example, during a period where an Index contains incorrect constituents, a Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact a Fund and its shareholders.
An Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in an Index, including information that may be based on assumptions and estimates. Neither a Fund nor the Advisor can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Unusual market conditions may cause an Index Provider to postpone a scheduled rebalance, which could cause an Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of an Index to vary from those expected under normal conditions. Apart from scheduled rebalances, an Index Provider or its agents may carry out additional ad hoc rebalances to an Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INDEX REBALANCE RISK. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Index, a Fund may own a significant number of the outstanding shares of ETFs included in a Fund. Any such ETF may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell shares of certain ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of the Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances may also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital

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spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline.
INFLATION-INDEXED SECURITIES RISK. Inflation-indexed debt securities, such as TIPS, are subject to the same risks as other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. Although the holders of TIPS receive no less than the par value of the security at maturity, if a Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested and incur a loss.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in an underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
JAPAN RISK. A Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000 Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
LIBOR TRANSITION RISK. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began on January 1, 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates will continue until at least mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on an underlying ETP or on certain instruments in which an underlying ETP invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many of the floating rate instruments held by an underlying ETP. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against

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instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
LIQUIDITY RISK. A Fund, and certain underlying ETFs, may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, a Fund, and certain underlying ETFs, may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which a Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
LOW VOLATILITY RISK. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices when market volatility is high. Low volatility stocks also may not protect against market declines.
MANAGEMENT RISK. A Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on a Fund and its investments.
Any of such circumstances could have a materially negative impact on the value of a Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on a Fund’s shares may widen and the returns on investment may fluctuate.
MLP RISK. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
MLP TAX RISK. A Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which a Fund has no control.  The benefit a Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of a Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by a Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, a Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by a Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital

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distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MOMENTUM INVESTING RISK. A Fund employs a “momentum” style of investing that emphasizes selecting stocks that have had higher recent price performance compared to other stocks. Momentum can change quickly and stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of a Fund may suffer.
MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying ETF more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by a Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying ETF’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
MUNICIPAL SECURITIES RISK. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by a Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by a Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by a Fund to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of a Fund.
NON-AGENCY SECURITIES RISK. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
NON-CORRELATION RISK. A Fund’s return may not match the return of the Index for a number of reasons. A Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. A Fund is classified as “non-diversified” under the 1940 Act. As a result, a Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may invest a relatively high percentage of its assets in a limited number of

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issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect each Fund’s ability to meet its investment objective. Although the Funds and the Funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. A Fund that tracks an index is not actively managed. A Fund invests in securities included in or representative of the Index regardless of investment merit. A Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, a Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying ETF may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying ETF to change.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a Fund will generally decline when investors anticipate or experience rising interest rates.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder an

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underlying ETF’s ability to reprice credit risk associated with a particular borrower and reduce an underlying ETF’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If an underlying ETF holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of an underlying ETF to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TBA TRANSACTIONS RISK. Certain ETFs in which a Fund may invest may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase an underlying ETF’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose an underlying ETF to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.
VALUATION RISK. A Fund or an underlying ETF may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund or an underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or an underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund or an underlying ETF at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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Board Considerations Regarding Approval of the Investment Management and Investment Sub-Advisory Agreements for First Trust Capital Strength Hedged Equity Portfolio
The Board of Trustees of First Trust Variable Insurance Trust (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Capital Strength Hedged Equity Portfolio (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (now known as Vest Financial LLC) (the “Sub-Advisor”), for an initial two-year term at a meeting held on March 6, 2023. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund’s Class I shares as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed fund and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other funds with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the March 6, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed advisory fee rate payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the Advisory Agreement, the Fund would pay the Advisor an advisory fee equal to an annual rate of 0.75% of its average daily net assets. The Board considered that, from the advisory fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to an annual rate of 0.20% of the Fund’s average daily net assets. The Board considered that, pursuant to an Expense Reimbursement, Fee Waiver and Recovery Agreement, the Advisor would contractually agree for at least a two-year period beginning upon the effectiveness of the Fund’s registration statement to waive fees and/or reimburse Fund expenses to

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December 31, 2023 (Unaudited)
the extent necessary to prevent the total annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) from exceeding 1.25% of the average daily net assets for Class I shares of the Fund and 1.00% of the average daily net assets for Class II shares of the Fund. The Board noted that fees waived or expenses borne by the Advisor pursuant to the Expense Reimbursement, Fee Waiver and Recovery Agreement are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the total annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) exceeding: (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median total (net) advisory fee of the peer funds in the Expense Group. The Board also noted that the Fund’s total (net) expense ratio (Class I shares) was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability; however, the Board considered the Advisor’s statement that the Fund’s investment objective and policies are similar to those of two actively-managed exchange-traded funds (“ETFs”) in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor and employ options-based strategies, each of which has a unitary fee rate schedule starting at an annual rate of 0.75% of its average daily net assets, and to those of the FT Cboe Vest U.S. Equity Buffer ETF product line (now known as the FT Vest U.S. Equity Buffer ETF product line) that is managed by the Advisor and sub-advised by the Sub-Advisor and has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed advisory fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the advisory fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board concluded that the proposed advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s advisory fee and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered FTP’s compensation for services to be provided to the Fund through Rule 12b-1 distribution and service fees payable by Class I shares and the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	233	None

Board of Trustees and Officers (Continued)
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Variable Insurance Trust
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•
Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•
Information about your transactions with us, our affiliates or others;
•
Information we receive from your inquiries by mail, e-mail or telephone; and
•
Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•
In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•
We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
First Trust Multi Income Allocation Portfolio
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

First Trust Capital Strength Hedged Equity Portfolio
Vest Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $140,250 for the fiscal year ended December 31, 2022 and $176,625 for the fiscal year ended December 31, 2023.

Audit Fees (Investment Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Audit Fees (Distributor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Audit Fees (Investment Sub-Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Audit-Related Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Audit-Related Fees (Investment Sub-Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(c) Tax Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $57,000 for the fiscal year ended December 31, 2022 and $73,333 for the fiscal year ended December 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Tax Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

Tax Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(d) All Other Fees (Registrant) — The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

All Other Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

All Other Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

All Other Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2022 were $57,000 for the registrant, $0 for the registrant’s investment advisor, $0 for the registrant’s distributor and $0 for the registrant’s investment sub-advisor, and for the fiscal year ended December 31, 2023 were $73,333 for the registrant, $44,000 for the registrant’s investment advisor, $60,500 for the registrant’s distributor and $16,000 for the registrant’s investment sub-advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item [18]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Variable Insurance Trust
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2024

* Print the name and title of each signing officer under his or her signature.